UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934.

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Ottawa Savings Bancorp, Inc.

(Name of Registrant as Specified in Its Charter)

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March 27, 2006

Dear Stockholder:

You are cordially invited to attend the annual meeting of stockholders of Ottawa Savings Bancorp, Inc. (the “Company”). The meeting will be held at the Company’s offices, 925 LaSalle Street, Ottawa, Illinois, on Thursday, May 4, 2006, at 2:00 p.m., local time.

The notice of annual meeting and proxy statement appearing on the following pages describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Company. Directors and officers of the Company, as well as a representative of McGladrey & Pullen, LLP, the Company’s independent auditors, will be present to respond to appropriate questions of stockholders.

It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to complete and mail the enclosed proxy card. If you attend the meeting, you may vote in person even if you have previously voted.

We look forward to seeing you at the meeting.

Sincerely,

/s/ Gary Ocepek
Gary Ocepek
President and Chief Executive Officer

Ottawa Savings Bancorp, Inc.

925 LaSalle Street

Ottawa, Illinois 61350

(815) 433-2525

Notice of Annual Meeting of Stockholders

On Thursday, May 4, 2006, Ottawa Savings Bancorp, Inc. (the “Company”) will hold its annual meeting of stockholders at the offices of the Bank, 925 LaSalle Street, Ottawa, Illinois 61350. The meeting will begin at 2:00 p.m., local time. At the meeting, stockholders will consider and act on the following:

1.	The election of two directors to serve for a term of three years;

2.	The approval of the Ottawa Savings Bancorp, Inc. 2006 Equity Incentive Plan;

3.	The ratification of the appointment of McGladrey & Pullen, LLP as independent auditors for the Company for the fiscal year ending December 31, 2006; and

4.	Such other business that may properly come before the meeting.

NOTE: The Board of Directors is not aware of any other business to come before the meeting.

Stockholders of record as of the close of business on March 10, 2006, are entitled to receive notice of and to vote at the meeting and any adjournment or postponement of the meeting.

Please complete and sign the enclosed form of proxy and mail it promptly in the enclosed envelope. Your proxy will not be used if you attend the meeting and vote in person.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ JuleAnn Leamy
JuleAnn Leamy
Corporate Secretary

Ottawa, Illinois
March 27, 2006

IMPORTANT: The prompt return of proxies will save the Company the expense of further requests for proxies to ensure a quorum. A self-addressed envelope is enclosed for your convenience. No postage is required if mailed in the United States.

OTTAWA SAVINGS BANCORP, INC.

PROXY STATEMENT

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Ottawa Savings Bancorp, Inc. (“Ottawa Savings Bancorp” or the “Company”) to be used at the annual meeting of stockholders of the Company. The Company is the holding company for Ottawa Savings Bank (the “Bank”) and the majority-owned subsidiary of Ottawa Savings Bancorp, MHC (the “MHC”). The annual meeting will be held at the offices of the Company and the Bank, 925 LaSalle Street, Ottawa, Illinois, on Thursday, May 4, 2006, at 2:00 p.m., local time. This proxy statement and the enclosed proxy card are being first mailed to stockholders on or about March 27, 2006.

Voting And Proxy Procedure

Who Can Vote at the Meeting

You are entitled to vote your shares of Ottawa Savings Bancorp common stock if the records of the Company show that you held your shares as of the close of business on March 10, 2006. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by your broker, bank or nominee. As the beneficial owner, you have the right to direct your broker on how to vote your shares. Your broker, bank or nominee has enclosed a voting instruction card for you to use in directing it on how to vote your shares.

As of the close of business on March 10, 2006, a total of 2,224,911 shares of Ottawa Savings Bancorp common stock were outstanding. Each share of common stock has one vote. The Company’s Charter provides that record owners of the Company’s common stock (other than the MHC) who beneficially own, either directly or indirectly, in excess of 10% of the Company’s outstanding shares are not entitled to any vote in respect of the shares held in excess of that 10% limit.

Attending the Meeting

If you are a stockholder as of the close of business on March 10, 2006, you may attend the meeting. However, if you hold your shares in street name, you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or letter from a bank, broker or other nominee are examples of proof of ownership. If you want to vote your shares of Ottawa Savings Bancorp common stock held in street name in person at the meeting, you will need a written proxy in your name from the broker, bank or other nominee who holds your shares.

Vote By the MHC

The MHC, the mutual holding company for the Company, owned 55% of the outstanding shares of common stock of the Company as of March 10, 2006. All shares of common stock owned by the MHC will be voted in accordance with the instructions of the Board of Directors of the

MHC, the members of which are identical to the members of the Board of Directors of the Company. The MHC is expected to vote such shares “FOR” each nominee for election as a director and “FOR” each other proposal.

Vote Required

The annual meeting will be held only if there is a quorum. A majority of the outstanding shares of Ottawa Savings Bancorp common stock entitled to vote, represented in person or by proxy, constitutes a quorum. If you return valid proxy instructions or attend the meeting in person, your shares will be counted for purposes of determining whether there is a quorum, even if you abstain from voting. Broker non-votes also will be counted for purposes for determining the existence of a quorum. A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the broker, bank or other nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

In voting on the election of directors, you may vote in favor of all nominees, withhold votes as to all nominees or withhold votes as to specific nominees. There is no cumulative voting for the election of directors. Directors are elected by a plurality of the votes cast at the annual meeting. “Plurality” means that the nominees receiving the largest number of votes cast will be elected as directors up to the maximum number of directors to be elected at the annual meeting. At the annual meeting, the maximum number of directors to be elected is two. Votes that are withheld and broker non-votes will have no effect on the outcome of the election.

In voting to approve the Ottawa Savings Bancorp, Inc. 2006 Equity Incentive Plan (the “2006 Plan”), you may vote in favor of the proposal, against the proposal or abstain from voting. To be approved, this matter requires the affirmative vote of a majority of the votes eligible to be cast at the annual meting, including the shares held by the MHC (“Vote Standard A”), and by the affirmative vote of a majority of the votes cast at the annual meeting, excluding the shares held by the MHC (“Vote Standard B”). For Vote Standard A, abstentions and broker non-votes will have the same effect as a negative vote. For Vote Standard B, abstentions and broker non-votes will have no effect on the voting.

In voting to ratify the appointment of McGladrey & Pullen, LLP as independent auditors, you may vote in favor of the proposal, against the proposal or abstain from voting. To be approved, this matter requires the affirmative vote of a majority of the votes present in person or by proxy at the annual meeting and entitled to vote. Abstentions will have the same effect as a negative vote, while broker non-votes will have no effect on the voting.

Because the MHC owns in excess of 50% of the outstanding shares of Ottawa Savings Bancorp common stock, the votes it casts will ensure the presence of a quorum and determine the outcome of Proposal 1 (Election of Directors) and Proposal 3 (Appointment of Independent Auditors).

Voting by Proxy

This proxy statement is being sent to you by the Board of Directors of Ottawa Savings Bancorp to request that you allow your shares of Ottawa Savings Bancorp common stock to be represented at the annual meeting by the persons named in the enclosed proxy card. All shares of Ottawa Savings Bancorp common stock represented at the meeting by properly executed and dated proxies will be voted according to the instructions indicated on the proxy card. If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company’s Board of Directors. The Board of Directors recommends that you vote “FOR” each of the nominees for director, “FOR” approval of the Ottawa Savings Bancorp, Inc. 2006 Equity Incentive Plan and “FOR” ratification of the appointment of McGladrey & Pullen, LLP as the Company’s independent auditors.

If any matter not described in this proxy statement is properly presented at the annual meeting, the persons named in the proxy card will use their judgment to determine how to vote your shares. This includes a motion to adjourn or postpone the meeting to solicit additional proxies. If the annual meeting is postponed or adjourned, your shares of Ottawa Savings Bancorp common stock may also be voted by the persons named in the proxy card on the new meeting date, unless you have revoked your proxy. The Company does not know of any other matters to be presented at the meeting.

You may revoke your proxy at any time before the vote is taken at the meeting. To revoke your proxy, you must either advise the Secretary of the Company in writing before your Ottawa Savings Bancorp common stock has been voted at the annual meeting, deliver a later-dated valid proxy or attend the meeting and vote your shares in person. Attendance at the annual meeting will not in itself constitute revocation of your proxy.

If your Ottawa Savings Bancorp common stock is held in street name, you will receive instructions from your broker, bank or other nominee that you must follow to have your shares voted. Your broker, bank or other nominee may allow you to deliver your voting instructions by telephone or by the Internet. Please see the instruction form provided by your broker, bank or other nominee that accompanies this proxy statement. If you wish to change your voting instructions after you have returned your voting instruction form to your broker, bank or other nominee, you must contact your broker, bank or other nominee.

If you have any questions about voting, please contact our proxy solicitor, Altman Group, at 201-806-7300.

Participants in The Bank’s ESOP or 401(k) Plan

If you participate in the Ottawa Savings Bank Employee Stock Ownership Plan (the “ESOP”) or if you hold Ottawa Savings Bancorp common stock through the Ottawa Savings Bank Employees’ Savings and Profit Sharing Plan (the “401(k) Plan”), you will receive a vote authorization form for each plan that will reflect all the shares that you may direct the trustees to vote on your behalf under the plans. Under the terms of the ESOP, all shares held by the ESOP are voted by the ESOP trustee, but each participant in the ESOP may direct the trustee how to vote the shares of Company common stock allocated to his or her account. Unallocated shares of common stock held by the ESOP and allocated shares for which no timely voting instructions are received will be voted by the ESOP trustee in the same proportion as shares for which the trustee has received voting instructions, subject to the exercise of its fiduciary duties. Under the terms of the 401(k) Plan, you are entitled to direct the trustee how to vote the shares of Ottawa Savings

Bancorp common stock credited to your account in the 401(k) Plan. The trustee will vote all shares for which it does not receive timely instructions from participants in the same proportion as the instructions the trustee receives from participants. The deadline for returning your voting instructions to each plan’s trustee is April 27, 2006.

Corporate Governance

General

The Company periodically reviews its corporate governance policies and procedures to ensure that the Company meets the highest standards of ethical conduct, reports results with accuracy and transparency and maintains full compliance with the laws, rules and regulations that govern the Company’s operations. As part of this periodic corporate governance review, the Board of Directors reviews and adopts best corporate governance policies and practices for the Company.

Code of Ethics and Business Conduct

The Company has adopted a Code of Ethics and Business Conduct that is designed to ensure that the Company’s directors, executive officers and employees meet the highest standards of ethical conduct. The Code of Ethics is designed to reasonably deter wrongdoing and promote honest and ethical conduct, including (1) the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; (2) full, fair, accurate, timely, and understandable disclosure in reports and documents filed with, or submitted to, the SEC and in other public communications made by the Company; (3) compliance with applicable governmental laws, rules and regulations; (4) the prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and (5) accountability for adherence to the code.

Under the terms of the Code of Ethics and Business Conduct, directors, executive officers and employees are required to report any conduct that they believe in good faith to be an actual or apparent violation of the Code of Ethics and Business Conduct. As a mechanism to encourage compliance with the Code of Ethics and Business Conduct, the Company has established procedures to receive, retain and treat complaints received regarding accounting, internal accounting controls or auditing matters. These procedures ensure that individuals may submit concerns regarding questionable accounting or auditing matters in a confidential and anonymous manner. The Code of Ethics and Business Conduct also prohibits the Company from retaliating against any director, executive officer or employee who reports actual or apparent violations of the Code of Ethics and Business Conduct.

Meetings and Committees of the Board of Directors

The Company and the Bank conduct business through meetings of their Boards of Directors and their committees. Due to the formation of the Company on July 11, 2005, the Board of Directors of the Company met 2 times during 2005. The Board of Directors of the Bank met 18 times during 2005. No director attended fewer than 75% of the total meetings of the Boards of Directors and committees on which such director served. The Company has standing Audit, Compensation, and Nominating and Corporate Governance Committees.

Audit Committee. The Audit Committee, consisting of James A. Ferrero (Chairman), Arthur C. Mueller and Daniel J. Reynolds, is responsible for ensuring that the Company maintains reliable accounting policies and financial reporting processes and reviews the work of our independent accountants and internal auditors to determine their effectiveness. Each member of the Audit Committee is independent in accordance with the listing standards of the NASDAQ Stock Market. No member of our Audit Committee is an “audit committee financial expert,” as that term is defined in Item 401(e) of Regulation S-B promulgated under the Securities Act of 1933, as amended. However, each member of the audit committee understands how to read our financial statements, and the Board of Directors has determined that Mr. Ferrero is financially sophisticated under the rules of the NASDAQ Stock Market based on his education, background and experience in financial and accounting matters. The Committee is also responsible for developing and monitoring the Company’s internal audit and compliance programs. The committee also receives and reviews all the reports and findings and other information presented to them by the Company’s officers regarding financial reporting policies and practices. The Audit Committee selects the outside auditors and meets with them to discuss the results of the annual audit and any related matters. This committee met 4 times during the year ended December 31, 2005. The Audit Committee acts under a written charter adopted by the Board of Directors, a copy of which is included as Appendix A to this proxy statement. The report of the Audit Committee required by the rules of the Securities and Exchange Commission is included in this proxy statement. See “Audit Committee Report.”

Compensation Committee. The Compensation Committee, consisting of Mr. Ferrero and Mr. Reynolds (Chairman), determines annual grade and salary levels for employees and establishes personnel policies. Each member of the Compensation Committee is independent in accordance with the listing standards of the NASDAQ SmallCap Market. This committee met 2 times during the year ended December 31, 2005.

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee, consisting of Mr. Ferrero and Mr. Mueller, is responsible for the annual selection of management’s nominees for election as directors and for developing a set of corporate governance policies and procedures. Each member of the Nominating and Corporate Governance Committee is independent in accordance with the listing standards of the NASDAQ Stock Market. This committee met once during the year ended December 31, 2005. The procedures of the Nominating and Corporate Governance Committee required to be disclosed by the rules of the Securities and Exchange Commission are included in this proxy statement. See “Nominating and Corporate Governance Committee Procedures.”

Each of the committees listed above operates under a written charter that governs its composition, responsibilities and operations. Each of the charters for the committees listed above is available on the Company’s website (www.ottawasavings.com).

Investment Committee. The Investment Committee is comprised of Messrs. Mueller and Reynolds and is responsible, among other things, for establishing policies and procedures governing the investment activities of Ottawa Savings Bank, conducting the periodic review of portfolio activity and establishing risk tolerance levels, establishing selection criteria and designating those securities dealers approved to work with the Bank and ensuring that the management team possesses the requisite skills to effectively administer the investment activities of the Bank. This committee met 4 times during the year ended December 31, 2005.

Ottawa Savings Bank Board of Directors also has an Asset-Liability Committee and a Loan Committee.

Attendance at the Annual Meeting

The Board of Directors encourages directors to attend the annual meeting of stockholders. Due to the timing of the Company’s minority stock offering on July 11, 2005, the Company did not hold an annual meeting of stockholders in 2005.

Directors’ Compensation

Fees. Each director of Ottawa Savings Bank receives a monthly retainer of $1,050.

Each director of Ottawa Savings Bancorp, Inc. receives a quarterly retainer of $1,050.

Voluntary Deferred Compensation Plan. Ottawa Savings Bank maintains a voluntary deferred compensation plan for its directors. Under the plan, any individual who received compensation in exchange for his or her services as a director may participate. A participant may elect to defer all or part of his or her compensation earned in the calendar year following the participant’s election. Directors who first become eligible for the plan may elect to defer compensation to be earned after the date of election through the end of the calendar year of the election within 30 days of eligibility. Amounts deferred by a participant are maintained in an account for such participant by Ottawa Savings Bank. The amounts deferred into the accounts maintained for each participant are deemed to be invested in investments or investment funds designated as available from time to time. To the extent alternative deemed investment vehicles are available, participants may direct the investment of all or a portion of the amounts deferred among such investments or investment funds. Such direction may relate solely to amounts already allocated to the participant’s account or solely to amounts to be deferred in the future, or a combination thereof. Participants are fully vested in all amounts in their accounts at all time.

At the time of the initial deferral election, the participant must designate the time and manner for the payment of the amounts to be allocated to such participant’s account. Payment to a participant shall commence upon the first to occur of the following:

•	the termination of the participant’s service as a director;

•	a change in control of Ottawa Savings Bank;

•	an unforeseeable emergency suffered by the participant; or

•	the participant’s death.

Additionally, participants may elect to further defer a payment or change the form of a payment, so long as certain additional requirements are met.

The form of payment of deferred amounts is designated by the participant at the time of the initial deferral election and may be in the form of: (i) a lump sum; (ii) a number of quarterly or annual installments; (iii) one or more forms of an annuity, or (iv) a designated dollar amount or percentage of the participant’s account.

Director Emeritus Program. The Bank maintains a director emeritus program for four retired directors. The program will not cover any current or future directors upon retirement. Under the program, a participating director receives monthly payments totaling $6,000 for the first year following his or her retirement. For the following four years, the annual program payments decrease by $1,200 per year.

Stock Ownership

The following table provides information as of March 10, 2006 with respect to persons and entities known to the Company to be the beneficial owner of more than 5% of the Company’s outstanding common stock. A person or entity may be considered to beneficially own any shares of common stock over which the person or entity has, directly or indirectly, sole or shared voting or investing power.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Owner	Percent of Class
Common Stock par value $.01	Ottawa Savings Bancorp, MHC (1) 925 LaSalle Street Ottawa, Illinois 61350	1,223,701	55%

	Tyndall Capital Partners, LP(2) 599 Lexington Avenue, Suite 4100, New York, New York 10022	116,000	5.2%

(1)	Acquired in connection with the Company’s minority stock offering, which was completed on July 11, 2005. The members of the Board of Directors of Ottawa Savings Bancorp and the Bank also constitute the Board of Directors of the MHC.
(2)	Based exclusively on a Schedule 13-G filed with the Securities and Exchange Commission on December 9, 2005

The following table provides information as of March 10, 2005 about the shares of Ottawa Savings Bancorp common stock that may be considered to be owned by each director or nominee for director of the Company, by those officers of the Company named in the Summary Compensation Table, and by all directors, nominees for director and executive officers of the Company as a group. Unless otherwise indicated, each of the named individuals has sole voting power and sole investment power with respect to the shares shown.

Name of Beneficial Owner	Amount and Nature of Beneficial Owner (1)	Percent of Class
Gary Ocepek	17,718(2)	*
James A. Ferrero	16,500(3)	*
Arthur C. Mueller	10,000	*
Daniel J. Reynolds	22,000(4)	*
Keith Johnson	17,000	*
Jon Kranov	17,504	*
Phil Devermann	10,532	*
All Directors, Nominees, and Executive Officers as a group (7 persons)	111,254	5.00%

*	Less than 1% of the shares outstanding
(1)	Includes shares allocated to the account of the individuals under The Ottawa Savings Bank Employee Stock Ownership Plan, with respect to each the individual has voting but not investment power as follows: Mr. Ocepek-718 shares; Mr. Kranov-504 shares; and Mr. Devermann-474 shares.
(2)	Includes 17,000 shares held by Mr. Ocepek’s spouse.
(3)	Includes 500 shares held by Mr. Ferrero’s daughter.
(4)	Includes 8,500 shares held by Mr. Reynolds’ spouse.

Interest of Certain Persons in Matters to be Acted Upon

The two nominees for election as director were unanimously nominated by the Nominating and Corporate Governance Committee of the Board of Directors. None of the nominees were nominated according to any agreement or understanding between any of them and the Company.

The Ottawa Savings Bancorp, Inc. 2006 Equity Incentive Plan is being presented to stockholders for approval. See Proposal 2 for more information. Directors, officers and employees of the Company and the Bank may be granted stock awards and options under the 2006 Plan.

Proposal 1 — Election of Directors

The Company’s Board of Directors consists of five members. Mr. John L. Feehan, who was a director of the Company and the Bank at the time of the conversion and mutual holding company reorganization, retired as a result of his reaching the mandatory retirement age under the bylaws.

Upon Mr. Feehan’s retirement, the Board reduced the number of directors from six to five. All of the directors are independent under the current listing standards of the NASDAQ Stock Market, Inc., except for Mr. Ocepek because he is an employee of Ottawa Savings Bancorp, Inc. and the Bank. The Board is divided into three classes with three-year staggered terms, with approximately one-third of the directors elected each year. Two directors will be elected at the annual meeting to serve for a three-year term or until their respective successors have been elected and qualified. The nominees for election are Mr. Arthur C. Mueller and Mr. Daniel J. Reynolds. Both nominees were recommended by the Nominating and Corporate Governance Committee and were approved by the entire Board.

It is intended that the proxies solicited by the Board of Directors will be voted for the election of the nominees named above. If any nominee is unable to serve, the persons named in the proxy card would vote your shares to approve the election of any substitute nominee proposed by the Board of Directors. At this time, the Board of Directors knows of no reason why any nominee might be unable to serve.

The Board of Directors recommends a vote “FOR” the election of all of the nominees.

Information regarding the nominees and the directors continuing in office is provided below. Unless otherwise stated, each individual has held his or her current occupation for the last five years. The age indicated in each nominee’s biography is as of December 31, 2005. There are no family relationships among the directors or executive officers. The indicated period for service as a director includes service as a director of the Bank.

Nominees for Election of Directors

The following nominees are standing for election for terms ending in 2009:

Arthur C. Mueller, age 52, was elected as a director in 1987. Mr. Mueller is the co-owner of Mueller Funeral Homes, Inc. He currently serves on the Investment, Audit, Asset-Liability, Loan and Compensation Committees.

Daniel J. Reynolds, age 59, was elected as a director in 2003. Mr. Reynolds is the co-owner of H.R. Imaging Inc., a photography business in Ottawa, Illinois. He currently serves on the Investment, Audit, Asset-Liability, Loan, and Compensation Committees.

Directors Continuing in Office

The following nominees are standing for election for terms ending in 2007:

Keith Johnson, age 52, was appointed as a director in 2001. Mr. Johnson is the co-owner of Johnson Pattern and Machine Co. in Ottawa, Illinois. He is currently the Chairman of the Board of Directors and attends all committee meetings of the Board of Directors in his capacity as such.

James A. Ferrero, age 56, was elected as a director in 2000. Mr. Ferrero retired from LaSalle County Housing Authority as of December 31, 2005. He also co-owns a retail liquor store in Ottawa, Illinois. He currently serves on the Audit, Asset-Liability, Loan and Compensation Committee.

The following directors have terms ending in 2008:

Gary Ocepek, age 60, was elected as a director in 1996. Mr. Ocepek is President and Managing Officer of Ottawa Savings Bank. He has been employed with Ottawa Savings Bank since 1970 and has served as President since January 1994. He currently attends all committee meetings of the Board of Directors in his capacity as President.

Executive Officers Who Are Not Directors

Biographical information and the business experience of each non-director executive officer of Ottawa Bancorp are set forth below:

Jon Kranov, age 51, is the Senior Vice President and Chief Financial Officer of Ottawa Savings Bank, positions he has held since 1996.

Phil Devermann, age 56, is the Vice President of Ottawa Savings Bank, a position he has held since 1996.

Proposal 2 — Approval of the Ottawa Savings Bancorp, Inc. 2006 Equity Incentive Plan

On January 18, 2006, the Board of Directors adopted, subject to stockholder approval at the annual meeting, the Ottawa Savings Bancorp, Inc. 2006 Equity Incentive Plan (the “2006 Plan”). The 2006 Plan will become effective as of the date it is approved by the stockholders.

The Board has reserved 152,628 shares of common stock for issuance upon the grant or exercise of awards pursuant to the 2006 Plan. All of the Company’s employees, officers and directors are eligible to participate in the 2006 Plan. A summary of the 2006 Plan is set forth below. This summary is qualified in its entirety by the full text of the 2006 Plan, which is attached to this proxy statement as Appendix B.

Summary of the 2006 Plan

Purpose

The purpose of the 2006 Plan is to promote the Company’s success by linking the personal interests of its employees, officers and directors to those of the Company’s stockholders, and by providing participants with an incentive for outstanding performance.

Permissible Awards

The 2006 Plan authorizes the granting of:

Options to purchase shares of Company common stock, which may be non-statutory stock options or incentive stock options under the U.S. Internal Revenue Code (the “Code”); and restricted stock, which is subject to restrictions on transferability and subject to forfeiture.

Shares Available for Awards

Subject to adjustment as provided in the plan, the aggregate number of shares of common stock reserved and available for issuance pursuant to awards granted under the 2006 Plan is 152,628. Except for shares retained or surrendered to satisfy tax withholding obligations, only shares actually issued under the 2006 Plan count against the total number of shares available under the 2006 Plan. Of the total shares available under the 2006 Plan, 109,020 may be issued in connection with the exercise of stock options and 43,608 may be issued as restricted stock. The maximum number of options that may be awarded in one calendar year to a single participant is 27,255.

Administration

The 2006 Plan will be administered by the Board of Directors or a committee appointed by the Board of Directors (the “Committee”). The Committee will have the authority to designate participants; determine the type or types of awards to be granted to each participant and the number, terms and conditions thereof; establish, adopt or revise any rules and regulations as it may deem advisable to administer the 2006 Plan; and make all other decisions and determinations that may be required under the 2006 Plan.

Limitations on Transfer; Beneficiaries.

No award will be assignable or transferable by a participant other than by will or the laws of descent and distribution or (except in the case of an incentive stock option) pursuant to a qualified domestic relations order. The Committee may permit other transfers where it concludes that such transferability does not result in accelerated taxation, does not cause any option intended to be an incentive stock option to fail to qualify as such, and is otherwise appropriate and desirable, taking into account any factors deemed relevant, including without limitation, any state or federal tax or securities laws or regulations applicable to transferable awards. A participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the participant and to receive any distribution with respect to any award upon the participant’s death.

Acceleration Upon Certain Events.

Unless otherwise provided in an award agreement, if a participant’s service terminates by reason of death or disability, all of such participant’s outstanding options and other awards in the nature of rights that may be exercised will become fully vested and exercisable and all time-based vesting restrictions on his or her outstanding awards will lapse. The vesting of awards will also occur upon a change in control of the Company. In addition, participants that are involuntarily or constructively terminated without cause within twelve (12) months following a change in control will have until the expiration of the term of an option to exercise such option.

Adjustments.

In the event of a stock split, a dividend payable in shares of Company common stock, or a combination or consolidation of the Company’s common stock into a lesser number of shares, the share authorization limits under the 2006 Plan will automatically be adjusted proportionately, and the shares then subject to each award will automatically be adjusted proportionately without any change in the aggregate purchase price for such award. If the Company is involved in another corporate transaction or event that affects its common stock, such as an extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares, the share authorization limits under the 2006 Plan will be adjusted proportionately, and the Committee may adjust the 2006 Plan and outstanding awards to preserve the benefits or potential benefits of the awards. The 2006 Plan recognizes that recent changes in accounting for options have resulted in increased expense related to options. In this regard, if the Office of Thrift Supervision amends its regulations or grants the Company a waiver which permits the Company to adjust the relative number of Shares reserved for Options and Awards of Restricted Shares, the Board may adjust such number of Options and Awards of Restricted Shares as permitted by such OTS regulations or waivers, provided that in no event shall the total number of Options and Awards of Restricted Shares exceed 152,628.

Termination and Amendment

The Board or the Committee may, at any time and from time to time, terminate or amend the 2006 Plan, but if an amendment to the 2006 Plan would materially increase the number of shares of stock issuable under the 2006 Plan, expand the types of awards provided under the 2006 Plan, materially expand the class of participants eligible to participate in the 2006 Plan, materially extend the term of the 2006 Plan or otherwise constitute a material amendment requiring stockholder approval under applicable stock market or stock exchange listing requirements, laws, policies or regulations, then such amendment will be subject to stockholder approval. In addition, the Board of Directors may condition any amendment on the approval of the stockholders for any other reason. No termination or amendment of the 2006 Plan may adversely affect any award previously granted under the 2006 Plan without the written consent of the participant.

The Committee may amend or terminate outstanding awards; however, such amendments may require the consent of the participant and, unless approved by the stockholders or otherwise permitted by the anti-dilution provisions of the 2006 Plan, the exercise price of an outstanding option may not be reduced, directly or indirectly, and the original term of an option may not be extended.

Prohibition on Repricing

As discussed above under “Termination and Amendment,” outstanding stock options cannot be repriced, directly or indirectly, without the prior consent of the Company’s stockholders. The exchange of an “underwater” option (i.e., an option having an exercise price in excess of the current market value of the underlying stock) for another award would be considered an indirect repricing and would, therefore, require the prior consent of the Company’s stockholders.

Regulatory Restrictions

Under the 2006 Plan, the Committee may not grant options and restricted stock to any one individual for shares that would exceed 25% of the shares reserved for each type of award. The Committee may not grant options and restricted stock to any non-employee individual director for shares that would exceed 5% of the shares reserved for each type of award. The Committee may not grant, in the aggregate, to non-employee directors options and restricted stock that would exceed 30% of the shares reserved for each type of award. All awards must vest over a period of time no more rapidly than 20% per year commencing on the first anniversary of the date of grant, however, awards may fully vest upon the death or disability of an award recipient or upon a change in control. These provisions comply with the rules and regulations issued by the Office of Thrift Supervision.

Certain Federal Tax Effects

Nonstatutory Stock Options. There will be no federal income tax consequences to the optionee or to the Company upon the grant of a nonstatutory stock option under the 2006 Plan. When the optionee exercises a nonstatutory option, however, he or she will recognize ordinary income equal to the excess of the fair market value of the common stock received upon exercise of the option at the time of exercise over the exercise price, and the Company will be allowed a corresponding deduction, subject to any applicable limitations under Code Section 162(m). Any gain that the optionee realizes when he or she later sells or disposes of the option shares will be short-term or long-term capital gain, depending on how long the shares were held.

Incentive Stock Options. There typically will be no federal income tax consequences to the optionee or to the Company upon the grant or exercise of an incentive stock option. If the optionee holds the option shares for at least two years after the date the option was granted and for one year after exercise, the difference between the exercise price and the amount realized upon sale or disposition of the option shares will be long-term capital gain or loss, and the Company will not be entitled to a federal income tax deduction. If the optionee disposes of the option shares in a sale, exchange, or other disqualifying disposition before the required holding period ends, he or she will recognize taxable ordinary income equal to the excess of the fair market value of the option shares at the time of exercise over the exercise price, and the Company will be allowed a federal income tax deduction equal to such amount. While the exercise of an incentive stock option does not result in current taxable income, the excess of the fair market value of the option shares at the time of exercise over the exercise price will be an item of adjustment for purposes of determining the optionee’s alternative minimum taxable income.

Restricted Stock. Unless a participant makes an election to accelerate recognition of the income to the date of grant as described below, a participant will not recognize income, and the Company will not be allowed a tax deduction, at the time a restricted stock award is granted, provided that the award is subject to a substantial risk of forfeiture. When the restrictions lapse, the participant will recognize ordinary income equal to the fair market value of the common stock as of that date (less any amount he or she paid for the stock), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m). If the participant files an election under Code Section 83(b) within 30 days after the date of grant of the restricted stock, he or she will recognize ordinary income as of the date of grant equal to the fair market value of the stock as of that date (less any amount paid for the stock), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m). Any future appreciation in the stock will be taxable to the participant at capital gains rates. However, if the stock is later forfeited, the participant will not be able to recover the tax previously paid pursuant to the Code Section 83(b) election.

Benefits to Named Executive Officers and Others

Awards, if any, will be granted under the 2006 Plan only after the 2006 Plan is approved by stockholders. All awards under the 2006 Plan will be made at the discretion of the Committee or under delegated authority. Therefore, it is not possible to determine the benefits or amounts that will be received by any individuals or groups pursuant to the 2006 Plan in the future, or the benefits or amounts that would have been received by any individuals or groups for the last completed fiscal year if the 2006 Plan had been in effect.

Equity Compensation Plan Information

Ottawa Savings Bancorp did not maintain any equity compensation plans under which its common stock may be issued upon exercise of options, warrants and rights as of December 31, 2005.

The Board of Directors recommends that you vote “FOR” approval of the Ottawa Savings Bancorp, Inc. 2006 Equity Incentive Plan.

Proposal 3 — Ratification of Independent Auditors

For the fiscal years ended December 31, 2005 and 2004, the Company’s consolidated financial statements were audited by McGladrey & Pullen, LLP. For the fiscal years ended December 31, 2005 and 2004, there were no disagreements with McGladrey & Pullen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of McGladrey & Pullen, would have caused it to make reference to the subject matter of the disagreement in connection with its reports. McGladrey & Pullen’s reports on the consolidated financial statements for the fiscal years ended December 31, 2005 and 2004 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

The Audit Committee of the Board of Directors has appointed McGladrey & Pullen to be the Company’s independent auditors for the 2006 fiscal year, subject to ratification by stockholders. A representative of McGladrey & Pullen is expected to be present at the annual meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement should he or she desire to do so.

If the ratification of the appointment of the auditors is not approved by a majority of the votes present in person or by proxy at the annual meeting and entitled to vote, the Audit Committee of the Board of Directors will consider other independent auditors.

The Board of Directors recommends a vote “FOR” the ratification of the appointment of independent auditors.

Audit and Non-Audit Fees

The following table sets forth the fees McGladrey & Pullen and its affiliate RSM McGladrey Inc. billed to the Company for the years ended December 31, 2005 and 2004:

	2005	2004
Audit Fees(1)	$210,000	$124,000
Audit Related Fees(2)	$10,636	$-0-
Tax Fees(3)	$650	$-0-
All Other Fees	$-0-	$-0-

(1)	For 2005, includes fees of $97,745 related to the Company’s minority stock offering and related securities registration statement.
(2)	Includes assurance and related services that are reasonably related to the performance of the audit or review of the financial statements and are not reported as “Audit Fees.”
(3)	Represents services rendered for tax compliance, tax advice and task planning, including the preparation of the annual tax returns and quarterly tax payments.

Pre-Approval of Services by the Independent Auditor

The Audit Committee has adopted a policy for pre-approval of audit and permitted non-audit services by the Company’s independent auditor. The Audit Committee will consider annually and approve the provision of audit services by its external auditor and consider and, if appropriate, pre-approve the provision of certain defined audit and non-audit services. The Audit Committee also will consider on a case-by-case basis and, if appropriate, approve specific engagements.

Any proposed specific engagement may be presented to the Audit Committee for consideration at its next regular meeting or, if earlier consideration is required, to the Audit Committee or one or more of its members. The member or members to whom such authority is delegated shall report any specific approval of services at the next regular meeting of the Audit Committee. The Audit Committee will regularly review summary reports detailing all services being provided to the Company by its external auditor.

During the year ended December 31, 2005, the Audit Committee pre-approved all Audit Related Fees, Tax Fees and All Other Fees set forth above.

Executive Compensation

Summary Compensation Table

The following information is furnished for the executive officers who received salary and bonus of $100,000 or more during the year ended December 31, 2005. The table does not include certain additional benefits, the aggregate amounts of which do not exceed 10% of salary and bonus for the named executive officers.

Name and Position	Year	Annual Compensation(1)		All Other Compensation(2)
		Salary	Bonus
Gary Ocepek	2005	$141,955	7,524	9,665
President and Chief Executive Officer	2004	131,600	26,322	1,947

Jon Kranov	2005	$99,670	5,283	7,783
Senior Vice President and Chief Financial Officer	2004	92,400	18,511	2,310

Phil Devermann	2005	$93,810	4,972	7,325
Vice President and Chief Lending Officer	2004	90,600	18,211	2,267

(1)	Does not include the aggregate amount of perquisites or other personal benefits, which was less than $50,000 or 10% of the total annual salary and bonus reported.
(2)	For 2005, amounts represent ESOP allocations with a market value of $7,536, $5,291 and $4,980 for Messrs. Ocepek, Kranov and Devermann, respectively. Also includes employer contributions under the Ottawa Savings Bank Employees’ Savings and Profit Sharing of $2,129, $2,492 and $2,345 for Messrs. Ocepek, Kranov and Devermann, respectively. For 2004, amounts represent employer contributions under the Ottawa Savings Bank Employees’ Savings and Profit Sharing only.

Employment Agreements

Ottawa Savings Bancorp and Ottawa Savings Bank have entered into employment agreements with Gary Ocepek, Jon Kranov and Phil Devermann. These employment agreements help ensure a stable and competent management base. The continued success of Ottawa Savings Bancorp, Inc. and Ottawa Savings Bank depends to a significant degree on the skills and competence of Mr. Ocepek, Mr. Kranov and Mr. Devermann.

The employment agreements provide for initial three-year terms. Thereafter, the term of the employment agreements may be renewed on an annual basis after review and extension by the respective Board of Directors. The employment agreements provide a current base salary of $150,000 for Mr. Ocepek, $105,300 for Mr. Kranov and $93,810 for Mr. Devermann. The Boards of Directors will review Mr. Ocepek’s, Mr. Kranov’s and Mr. Devermann’s base salaries each year in order to consider any appropriate changes. In addition to base salary, the employment agreements provide for, among other things, participation in stock-based benefit plans and fringe benefits applicable to the executives.

The employment agreements provide that Ottawa Savings Bank and Ottawa Savings Bancorp, Inc. may terminate the executive’s employment for cause, as described in the employment agreements, at any time. If Ottawa Savings Bank or Ottawa Savings Bancorp, Inc. terminates the executive’s employment for reasons other than for cause, or if the executive resigns from Ottawa Savings Bank or Ottawa Savings Bancorp, Inc. after specified circumstances that would constitute constructive termination, the executive or, if he dies, his beneficiary, would be entitled to receive an amount equal to the remaining base salary payments due for the remaining term of the employment agreement and the contributions that would have been made on his behalf to any employee benefit plans of Ottawa Savings Bank and Ottawa Savings Bancorp, Inc. during the remaining term of the employment agreement. Ottawa Savings Bank would also continue and/or pay for the executive’s life, health and dental coverage for the remaining term of the employment agreement. The executive must agree not to compete with Ottawa Savings Bank or Ottawa Savings Bancorp, Inc. for one year following his termination of employment other than in connection with a change in control.

Under the employment agreements, if the executive voluntarily (upon circumstances discussed in the agreements) or involuntarily terminates employment following a change in control of Ottawa Savings Bank or Ottawa Savings Bancorp, Inc., the executive or, if the executive dies, the executive’s beneficiary, would receive a severance payment equal to the greater of: (1) the payments due for the remaining term of the agreement; or (2) three times the average of the five preceding taxable years’ annual compensation. Ottawa Savings Bank would also continue the executive’s life, health, and dental coverage for 18 months following termination of employment. Section 280G of the Internal Revenue Code provides that severance payments that equal or exceed three times the individual’s base amount are deemed to be “excess parachute payments” if they are contingent upon a change in control. Individuals receiving excess parachute payments are subject to a 20% excise tax on the amount of the payment in excess of the base amount, and the employer would not be entitled to deduct such amount. The agreements limit payments made to the executive in connection with a change in control to amounts that will not exceed the limits imposed by Section 280G.

Ottawa Savings Bank or Ottawa Savings Bancorp, Inc. will pay or reimburse the executive for all reasonable costs and legal fees paid or incurred by the executive in any dispute or question of interpretation relating to the employment agreement if the executive is successful on the merits in a legal judgment, arbitration or settlement. The employment agreements also provide that Ottawa Savings Bank and Ottawa Savings Bancorp, Inc. will indemnify Mr. Ocepek, Mr. Kranov and Mr. Devermann to the fullest extent legally allowable.

Employee Severance Compensation Plan. In connection with the Bank’s conversion and mutual holding company reorganization, Ottawa Savings Bank adopted the Ottawa Savings Bank Employee Severance Compensation Plan to provide severance benefits to eligible employees whose employment terminates in connection with a change in control of Ottawa Savings Bank or Ottawa Savings Bancorp, Inc. Employees become eligible for severance benefits under the plan if they have a minimum of one year of service with Ottawa Savings Bank. Individuals who enter into employment or change in control agreements with Ottawa Savings Bank or Ottawa Savings Bancorp, Inc. will not participate in the severance plan. Under the severance plan, if, within 24 months of a change in control, Ottawa Savings Bank or Ottawa Savings Bancorp, Inc. or their successors terminate an employee’s employment or if the individual voluntarily terminates employment upon the occurrence of events specified in the severance plan, then that individual will receive a severance payment equal to one month’s compensation for each year of service with Ottawa Savings Bank, up to a maximum payment equal to 24 months of compensation. Based solely on 2005 cash compensation and assuming that a change in control had occurred at December 31, 2005, and all eligible employees became entitled to receive severance payments, the aggregate payments due under the severance plan would equal approximately $698,220.

Benefit Plans

401(k) Plan. Ottawa Savings Bank adopted the Financial Institutions Thrift Plan, a multiple employer plan, in 1994. In order to allow participants to invest in the common stock of Ottawa Savings Bancorp, Inc., Ottawa Savings Bank adopted the Ottawa Savings Bank Employees’ Savings & Profit Sharing Plan and Trust (the “401(k) Plan”), effective May 1, 2005, which otherwise maintains all of the same benefits and terms and conditions of participation as the Financial Institutions Thrift Plan. The 401(k) Plan is a tax-qualified defined contribution plan, for employees of Ottawa Savings Bank who are 21 years of age and have completed six months of service. Eligible employees may contribute a portion of their compensation to the 401(k) Plan on a pre-tax basis, subject to certain limitations imposed by the Internal Revenue Code of 1986, as amended. For 2005, the maximum dollar limit any individual may contribute to the 401(k) Plan is $14,000; provided, however, that participants over age 50 may contribute an additional $4,000. Each year, Ottawa Savings Bank makes a matching contribution on behalf of participants who have made deferrals under the 401(k) Plan, equal to 50% of a participant’s elective deferrals (other than special catch-up contributions by participants age 50 or older) to the plan (up to 5% of a participant’s pay). Participants vest in matching contributions at a rate of 20% per year following two years of service. Participants are always 100% vested in their salary deferrals.

The 401(k) Plan has an individual account for each participant’s contributions and allows each participant to direct the investment of his or her account in a variety of investment funds. In connection with the conversion and mutual holding company reorganization, the 401(k) Plan added an additional investment alternative, the Ottawa Savings Bancorp Stock Fund. The Ottawa Savings Bancorp Stock Fund permits participants to invest up to 100% of their deferrals in Ottawa Savings Bancorp, Inc. common stock. Participants may direct the trustee of the trust funding the 401(k) Plan on the voting of shares purchased for their 401(k) Plan accounts. The trustee will use dividends paid on shares held in the stock fund to purchase additional shares.

Retirement Plan. Ottawa Savings Bank participates in the Pentegra Retirement Services program (the “Retirement Plan”) to provide retirement benefits for eligible employees.

Employees are eligible to participate in the Retirement Plan after the first month of employment and the attainment of age 21. The formula for normal retirement benefits payable annually under the Retirement Plan is 2.0% of the average of the participant’s highest five consecutive years of compensation multiplied by the participant’s years of benefit service. The Plan has been amended to prohibit future enrollment for new employees of the Bank. Benefits to current participants will continue under the Retirement Plan.

Participants generally have no vested interest in Retirement Plan benefits prior to the completion of five years of service. Following the completion of five years of vesting service, or in the event of a participant’s attainment of age 65, death or termination of employment due to disability, a participant will become 100% vested in the accrued benefit under the Retirement Plan. As of December 31, 2005, Gary Ocepek, Jon Kranov and Phil Devermann had credited years of service of 35, 28 and 27 years, respectively.

Post-Retirement Health Plan. Ottawa Savings Bank has a contributory post-retirement benefit plan for its officers who were hired prior to January 1, 2002. The accounting for the health care plan follows generally accepted accounting principals and anticipates future cost-sharing changes that are consistent with our expressed intent to increase retiree contributions. The future costs are estimated based on an independent actuarial analysis.

Employee Stock Ownership Plan. In connection with the conversion and mutual holding company reorganization, the Board of Directors of Ottawa Savings Bank adopted an employee stock ownership plan (“ESOP”) for eligible employees of Ottawa Savings Bank. Eligible employees who are 21 years old and employed by Ottawa Savings Bank as of the closing date of the offering (July 11, 2005) began participating in the plan as of that date. Thereafter, new employees of Ottawa Savings Bank who are 21 years old and have been credited with at least six months of service with Ottawa Savings Bank will be eligible to participate in the ESOP as of the first entry date following their completion of the plan’s eligibility requirements.

The ESOP trustee purchased 76,314 shares of the Company common stock or 3.43% of the shares issued in the reorganization, including shares issued to Ottawa Savings Bancorp MHC. The ESOP funded its purchase in the offering through a loan from Ottawa Savings Bancorp, Inc. The loan to the employee stock ownership plan will be repaid principally from Ottawa Savings Bank contributions to the ESOP and dividends payable on common stock held by the ESOP over the anticipated 15-year term of the loan. The interest rate for the ESOP loan is expected to be the prime rate as published in The Wall Street Journal on the closing date of the offering.

In any plan year, Ottawa Savings Bank may make additional discretionary contributions (beyond those necessary to satisfy the loan obligation) to the employee stock ownership plan for the benefit of plan participants in either cash or shares of common stock, which may be acquired through the purchase of outstanding shares in the market or from individual stockholders or which constitute authorized but unissued shares or shares held in treasury by Ottawa Savings Bancorp, Inc. The timing, amount, and manner of discretionary contributions will be affected by several factors, including applicable regulatory policies, the requirements of applicable laws and regulations, and market conditions. Ottawa Savings Bank’s contributions to the employee stock ownership plan are not fixed, so benefits payable under the employee stock ownership plan cannot be estimated.

Shares purchased by the employee stock ownership plan with the proceeds of the employee stock ownership plan loan will be held in a suspense account and released on a pro rata basis as the loan is repaid. Discretionary contributions to the employee stock ownership plan and shares released from the suspense account will be allocated among participants on the basis of each participant’s proportional share of compensation.

After two years of service, participants will vest in the benefits allocated under the employee stock ownership plan at a rate of 20% per year for each year of continuous service with Ottawa Savings Bank. A participant will become fully vested automatically upon retirement, death or disability, a change in control or termination of the employee stock ownership plan. Benefits are generally distributable upon a participant’s separation from service. Any unvested shares that are forfeited upon a participant’s termination of employment will be reallocated among the remaining plan participants.

Plan participants will be entitled to direct the plan trustee on how to vote common stock credited to their accounts. The trustee will vote all allocated shares held in the employee stock ownership plan as instructed by the plan participants and unallocated shares and allocated shares for which no instructions are received will be voted in the same ratio on any matter as those shares for which instructions are given, subject to the fiduciary responsibilities of the trustee.

Under applicable accounting requirements, compensation expense for a leveraged employee stock ownership plan is recorded at the fair market value of the employee stock ownership plan shares when committed to be released to participants’ accounts.

The employee stock ownership plan must meet certain requirements of the Internal Revenue Code and the Employee Retirement Income Security Act. Ottawa Savings Bank intends to request a favorable determination letter from the Internal Revenue Service regarding the tax-qualified status of the employee stock ownership plan. Ottawa Savings Bank expects to receive a favorable determination letter, but cannot guarantee that it will. In addition, the employee stock ownership plan must comply with all applicable OTS regulations and requirements.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers and directors, and persons who own more than 10% of any registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) reports they file.

Based solely on its review of the copies of the reports it has received and written representations provided to the Company from the individuals required to file the reports, the Company believes that each of its executive officers and directors has complied with applicable reporting requirements for transactions in Ottawa Savings Bancorp, Inc. common stock during the fiscal year ended December 31, 2005.

Transactions with Management

Loans and Extensions of Credit. The Sarbanes-Oxley Act of 2002 generally prohibits loans by Ottawa Savings Bank to its executive officers and directors. However, the Sarbanes-Oxley Act contains a specific exemption from such prohibition for loans by the Bank to its executive officers and directors in compliance with federal banking regulations. Federal regulations require that all loans or extensions of credit to executive officers and directors of insured financial institutions must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, except for loans made under programs generally available to all employees, and must not involve more than the normal risk of repayment or present other unfavorable features. The Bank is therefore prohibited from making any loans or extensions of credit to executive officers and directors at different rates or terms than those offered to the general public, except for loans made pursuant to programs generally available to all employees and that do not give preference to any executive officer or director over any other employee. In addition, loans made to a director or executive officer in an amount that, when aggregated with the amount of all other loans to such person and his or her related interests, are in excess of the greater of $25,000 or 5% of the Bank’s capital and surplus (up to a maximum of $500,000), must be approved in advance by a majority of the disinterested members of the Board of Directors.

The aggregate amount of loans to officers and directors was $278,630 at December 31, 2005, or approximately 1.45% of stockholders’ equity at that date. These loans were performing according to their original terms at December 31, 2005.

Audit Committee Report

The following Audit Committee Report, shall not be deemed to be “soliciting materials” or to be “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

The Audit Committee of the Company’s Board of Directors is comprised of three non-employee directors and operates under a written charter adopted by the Board of Directors, a copy of which is included as Appendix A to this proxy statement. The Board of Directors has determined that each Audit Committee member is independent in accordance with the listing standards of the NASDAQ Stock Market.

The Company’s management is responsible for the Company’s internal control over financial reporting. The independent auditors are responsible for performing an independent audit of the Company’s consolidated financial statements and issuing an opinion on the conformity of those financial statements with generally accepted accounting principles. The Audit Committee oversees the Company’s internal control over financial reporting on behalf of the Board of Directors.

In this context, the Audit Committee has met and held discussions with management and the independent auditors. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The Audit Committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communication With Audit Committees), including the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements.

In addition, the Audit Committee has received the written disclosures and the letter from the independent auditors required by the Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees) and has discussed with the independent auditors the auditors’ independence from the Company and its management. In concluding that the auditors are independent, the Audit Committee considered, among other factors, whether the non-audit services provided by the auditors were compatible with its independence.

The Audit Committee discussed with the Company’s independent auditors the overall scope and plans for their audit. The Audit Committee meets with the independent auditors, with and without management present, to discuss the results of their examination, their evaluation of the Company’s internal control over financial reporting, and the overall quality of the Company’s financial reporting process.

In performing all of these functions, the Audit Committee acts only in an oversight capacity. In its oversight role, the Audit Committee relies on the work and assurances of the Company’s management, which has the primary responsibility for financial statements and reports, and of the independent auditors who, in their report, express an opinion on the conformity of the Company’s financial statements to generally accepted accounting principles. The Audit Committee’s oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal control over financial reporting designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions with management and the independent auditors do not assure that the Company’s financial statements are presented in accordance with generally accepted accounting principles, that the audit of the Company’s financial statements has been carried out in accordance with the standards of the Public Company Accounting Oversight Board (United States) or that the Company’s independent auditors are in fact “independent.”

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the board has approved, that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2005 for filing with the Securities and Exchange Commission. The Audit Committee has appointed, subject to stockholder ratification, the selection of the Company’s independent auditors for the fiscal year ending December 31, 2006.Audit Committee of the Company consisting of:

James A. Ferrero, Chair

Arthur C. Mueller

Daniel J. Reynolds

Nominating and Corporate Governance Committee Procedures

General

It is the policy of the Nominating and Corporate Governance Committee of the Board of Directors of the Company to consider director candidates recommended by stockholders who appear to be qualified to serve on the Company’s Board of Directors. The Nominating and Corporate Governance Committee may choose not to consider an unsolicited recommendation if no vacancy exists on the Board of Directors and the Nominating and Corporate Governance Committee does not perceive a need to increase the size of the Board of Directors. To avoid the unnecessary use of the Nominating and Corporate Governance Committee’s resources, the Nominating and Corporate Governance Committee will consider only those director candidates recommended in accordance with the procedures set forth below.

Procedures to be Followed by Stockholders

To submit a recommendation of a director candidate to the Nominating and Corporate Governance Committee, a stockholder should submit the following information in writing, addressed to the Chair of the Nominating and Corporate Governance Committee, care of the Corporate Secretary, at the main office of the Company:

1. The name of the person recommended as a director candidate;

2. All information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934;

3. The written consent of the person being recommended as a director candidate to being named in the proxy statement as a nominee and to serving as a director if elected;

4. The name and address of the stockholder making the recommendation, as they appear on the Company’s books; provided, however, that if the stockholder is not a registered holder of the Company’s common stock, the stockholder should submit his or her name and address along with a current written statement from the record holder of the shares that reflects ownership of the Company’s common stock; and

5. A statement disclosing whether such stockholder is acting with or on behalf of any other person and, if applicable, the identity of such person.

In order for a director candidate to be considered for nomination at the Company’s annual meeting of stockholders, the recommendation must be received by the Nominating and Corporate Governance Committee at least 120 calendar days before the date the Company’s proxy statement was released to stockholders in connection with the previous year’s annual meeting, advanced by one year.

Process for Identifying and Evaluating Nominees

The process that the Nominating and Corporate Governance Committee follows when it identifies and evaluates individuals to be nominated for election to the Board of Directors is as follows:

Identification

For purposes of identifying nominees for the Board of Directors, the Nominating and Corporate Governance Committee relies on personal contacts of the committee members and other members of the Board of Directors, as well as their knowledge of members of the communities served by the Bank. The Nominating and Corporate Governance Committee also will consider director candidates recommended by stockholders in accordance with the policy and procedures set forth above. The Nominating and Corporate Governance Committee has not used an independent search firm to identify nominees.

Evaluation

In evaluating potential nominees, the Nominating and Corporate Governance Committee determines whether the candidate is eligible and qualified for service on the Board of Directors by evaluating the candidate under the selection criteria, which are discussed in more detail below. If such individual fulfills these criteria, the Nominating and Corporate Governance Committee will conduct a check of the individual’s background and interview the candidate to further assess the qualities of the prospective nominee and the contributions he or she would make to the Board.

Minimum Qualifications

The Nominating and Corporate Governance Committee has adopted a set of criteria that it considers when it selects individuals not currently on the Board of Directors to be nominated for election to the Board of Directors. A candidate must meet the eligibility requirements set forth in the Company’s bylaws, which include an age limitation, a stock ownership requirement and a requirement that the candidate not have been subject to certain criminal or regulatory actions. A candidate must also meet any qualification requirements set forth in any Board or committee governing documents.

If the candidate is deemed eligible for election to the Board of Directors, the Nominating and Corporate Governance Committee will then evaluate the prospective nominee to determine if he or she possesses the following qualifications, qualities or skills:

•	Contributions to the range of talent, skill and expertise appropriate for the Board; Financial, regulatory and business experience, knowledge of the banking and financial service industries, familiarity with the operations of public companies and ability to read and understand financial statements;

•	Familiarity with the Company’s market area and participation in and ties to local businesses and local civic, charitable and religious organizations;

•	Personal and professional integrity, honesty and reputation;

•	The ability to represent the best interests of the stockholders of the Company and the best interests of the institution;

•	The ability to devote sufficient time and energy to the performance of his or her duties;

•	Independence under applicable Securities and Exchange Commission and listing definitions; and current equity holdings in the Company.

The committee will also consider any other factors it deems relevant, including age, diversity, size of the Board of Directors and regulatory disclosure obligations.

With respect to nominating an existing director for re-election to the Board of Directors, the Nominating and Corporate Governance Committee will consider and review an existing director’s board and committee attendance and performance; length of board service; experience, skills and contributions that the existing director brings to the board; and independence.

Stockholder Proposals and Nominations

The Company must receive proposals that stockholders seek to have included in the proxy statement for the Company’s next annual meeting no later than November 21, 2006. If next year’s annual meeting is held on a date more than 30 calendar days from May 4, 2007, a stockholder proposal must be received by a reasonable time before the Company begins to print and mail its proxy solicitation materials. Any stockholder proposals will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.

The Company’s Bylaws provides that in order for a stockholder to make nominations for the election of directors or proposals for business to be brought before a meeting of stockholders, a stockholder must deliver written notice of such nominations and/or proposals to the Secretary not less than 30 days before the date of the meeting; provided that if less than 40 days notice or prior public disclosure of the meeting is given or made to stockholders, such notice must be delivered not later than the close of the tenth day following the day on which notice of the meeting was mailed to stockholders or such public disclosure was made.

Stockholder Communications

The Company encourages stockholder communications to the Board of Directors and/or individual directors. Stockholders who wish to communicate with the Board of Directors or an individual director should send their communications to the care of JuleAnn Leamy, Corporate Secretary, Ottawa Savings Bancorp, Inc., 925 LaSalle Street, Ottawa Illinois 61350. Communications regarding financial or accounting policies should be sent to the attention of the Chair of the Audit Committee. All other communications should be sent to the attention of the Chair of the Nominating and Corporate Governance Committee.

Miscellaneous

The Company will pay the cost of this proxy solicitation. In addition to the solicitation of proxies by mail, The Altman Group., a proxy solicitation firm, will assist the Company in soliciting proxies for the annual meeting. The Company will pay a fee of $4,000, including expenses, for these services. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Company. In addition to soliciting proxies by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telephone. None of these persons will receive additional compensation for these activities.

The Company’s Annual Report to Stockholders has been mailed to all persons who were stockholders as of the close of business on March 10, 2006. Any stockholder who has not received a copy of the Annual Report may obtain a copy by writing to the Secretary of the Company. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated in this proxy statement by reference.

If you and others who share your address own your shares in “street name,” your broker or other holder of record may be sending only one annual report and proxy statement to your address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if a shareholder residing at such an address wishes to receive a separate annual report or proxy statement in the future, he or she should contact the broker or other holder of record. If you own your shares in “street name” and are receiving multiple copies of our annual report and proxy statement, you can request householding by contacting your broker or other holder of record.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ JuleAnn Leamy
JuleAnn Leamy
Corporate Secretary

Ottawa, Illinois
March 27, 2006

APPENDIX A

OTTAWA SAVINGS BANCORP, INC.

AUDIT COMMITTEE CHARTER

Organization

The primary functions of the Audit Committee (the “Audit Committee”) of the Board of Directors (the “Board”) of Ottawa Savings Bancorp, Inc. (the “Company”) are to review: the integrity of the financial reports and other financial information provided by the Company to any governmental body or the public, including any certification, report, opinion or review performed by the Company’s independent accountants; the Company’s compliance with legal and regulatory requirements; the independent accountant’s qualifications and independence; the performance of the Company’s internal audit functions, its independent accountants; the performance of the Company’s system of internal controls and disclosure procedures regarding finance, accounting, legal compliance and ethics that management and the Board have established; the Company’s auditing, accounting and financial reporting processes generally; and the preparation of information required by the Securities and Exchange Commission rules to be included in the Company’s annual proxy statement.

The Audit Committee will be comprised of three or more directors as determined by the Board, each of whom shall satisfy the definition of an independent director as defined in any qualitative listing requirements for a Nasdaq Stock Market, Inc. issuer and any applicable Securities and Exchange Commission rules and regulations. All members of the Audit Committee must be financially literate at time of appointment, or within a reasonable period of time thereafter, meaning they must have the ability to read and understand fundamental financial statements, including the Company’s balance sheet, income statement and cash flow statement. In addition, at least one member of the Audit Committee shall have past employment in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including having been a chief executive officer, chief financial officer or other senior officer with oversight responsibilities. The members of the Audit Committee will be elected by the Board on an annual basis.

Responsibilities

In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the Company are in accordance with all requirements and are of the highest quality. To fulfill its responsibilities and duties the Audit Committee shall:

Provide an open avenue of communication between management, the independent auditor, internal audit department and the Board.

Meet four times per year or more frequently as circumstances may require. A quorum of the Audit Committee shall be declared when a majority of the appointed members of the Audit Committee are in attendance.

The Audit Committee shall meet with the independent auditors and management at least quarterly to review the Company’s financial statements. In meetings attended by the independent auditors or by regulatory examiners, a portion of the meeting will be reserved for the Audit Committee to meet in closed session with these parties.

Keep written minutes for all meetings.

Review with the independent auditor and internal audit department the work to be performed by each to assure completeness of coverage, reduction of redundant efforts and the effective use of audit resources.

Review all significant risks or exposures to the Company found during audits performed by the independent auditor and internal audit department and ensure that these items are discussed with management. From these discussions, assess and report to the Board regarding how the findings should be addressed.

Review recommendations from the independent auditor and internal auditing department regarding internal controls and other matters relating to the accounting policies and procedures of the Company.

Following each meeting of the Audit Committee, the chairman of the committee will submit a record of the meeting to the Board including any recommendations that the Committee may deem appropriate.

Ensure that the independent auditor discusses with the Audit Committee their judgments about the quality, not just the acceptability, of the Company’s accounting principles as applied in the financial reports. The discussion should include such issues as the clarity of the Company’s financial disclosures and degree of aggressiveness or conservatism of the Company’s accounting principles and underlying estimates and other significant decisions made by management in preparing the financial disclosures.

Review the Company’s audited annual financial statements and the independent auditor’s opinion regarding such financial statements, including a review of the nature and extent of any significant changes in accounting principles.

Arrange for the independent auditor to be available to the full Board at least annually to discuss the results of the annual audit and the audited financial statements that are a part of the annual report to shareholders.

Review with management, the independent auditor, internal audit department and legal counsel, legal and regulatory matters that may have a material impact on the financial statements.

Review with management and the independent auditor all interim financial reports filed pursuant to the Securities Exchange Act of 1934.

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Generally discuss earnings press releases and financial information as well as earnings guidance provided to analysts and rating agencies.

Select the independent auditor, considering independence and effectiveness, and be solely responsible for their compensation, oversight and retention (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work, and each such registered public accounting firm shall report directly to the Audit Committee. The Audit Committee should confirm the independence of the independent auditor by requiring them to disclose in writing all relationships that, in the auditor’s professional judgment, may reasonably be thought to bear on the ability to perform the audit independently and objectively.

Review the performance of the independent auditor.

Review the activities, organizational structure and qualifications of the internal audit department. The Audit Committee should also review and concur in the appointment, replacement, reassignment, or dismissal of the manager of the internal audit department.

Be authorized to retain independent counsel and other advisors as it deems necessary to carry out its duties and to assist it in the conduct of any investigation. In connection therewith, the Audit Committee shall be provided appropriate funding as determined by the Audit Committee for payment to accountants and advisors.

Have in place procedures for (1) receiving complaints regarding accounting, internal accounting controls, or auditing matters, and (2) the confidential, anonymous submission by employees of concerns regarding questionable accounting.

Approve, in advance, all permissible non-audit services to be completed by the independent auditor. Such approval process will ensure that the independent auditor does not provide any non-audit services to the Company that are prohibited by law or regulation.

Set clear hiring policies for hiring employees or former employees of the independent auditors.

Review and approve all related-party transactions.

In addition to the responsibilities presented above, the Audit Committee will examine this Charter on an annual basis to assure that it remains adequate to address the responsibilities that the Audit Committee has. Further, the Audit Committee will disclose in each annual proxy statement to its shareholders whether it satisfied the responsibilities during the prior year in compliance with the Charter, and will disclose a copy of the Charter every three years either in the annual report to shareholders or proxy statement.

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APPENDIX B

OTTAWA SAVINGS BANCORP, INC. 2006 EQUITY INCENTIVE PLAN

I. PURPOSE

The purpose of the Ottawa Savings Bancorp, Inc. 2006 Equity Incentive Plan (the “Plan”) is to promote the success, and enhance the value of Ottawa Savings Bancorp, Inc. (the “Company”), by linking the personal, financial and economic interests of employees, officers and directors of the Company or any Affiliate (as defined below) to those of Company shareholders and by providing such persons with an incentive for outstanding performance. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of employees, officers and directors upon whose judgment, interest and special effort the successful conduct of the Company’s operation is largely dependent. Accordingly, the Plan permits the grant of equity incentive awards from time to time to selected employees, officers and directors of the Company and its Affiliates.

II. DEFINITIONS

When a word or phrase appears in this Plan with the initial letter capitalized and the word or phrase does not commence a sentence, the word or phrase shall generally be given the meaning ascribed to it in this Article 2 unless a clearly different meaning is required by the context. The following words and phrases shall have the following meanings:

“Affiliate” means an entity that directly or through one or more intermediaries controls, is controlled by or is under common control with, the Company, as determined by the Committee.

“Award” means any Option or Restricted Stock Award granted to a Participant under the Plan.

“Award Agreement” means a written document, in such form as the Committee prescribes from time to time, setting forth the terms and conditions of an Award.

“Board of Directors” means the Board of Directors of the Company.

“Change in Control” means the occurrence of any one of the following events: (1) Merger: The Company merges into or consolidates with another corporation, or merges another corporation into the Company, and, as a result, less than a majority of the combined voting power of the resulting corporation immediately after the merger or consolidation is held by persons who were shareholders of the Company immediately before the merger or consolidation. (2) Acquisition of Significant Share Ownership: A report on Schedule 13D or another form or schedule (other than Schedule 13G) is filed or is required to be filed under Sections 13(d) or 14(d) of the Securities Exchange Act of 1934, if the schedule discloses that the filing person or persons acting in concert has or have become the beneficial owner of 25% or more of a class of the Company’s voting securities, but this clause (b) shall not apply to beneficial ownership of Company voting shares held in a fiduciary capacity by an entity of which the Company directly or indirectly beneficially owns fifty percent (50%) or more of its outstanding voting securities;

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(3) Change in Board Composition: During any period of two consecutive years, individuals who constitute the Company’s Board of Directors at the beginning of the two-year period cease for any reason to constitute at least a majority of the Company’s Board of Directors; provided, however, that for purposes of this clause (3), each director who is first elected by the board (or first nominated by the board for election by the shareholders) by a vote of at least two-thirds ( 2/3) of the directors who were directors at the beginning of the two-year period shall be deemed to have also been a director at the beginning of such period; or (4) Sale of Assets: The Company sells to a third party all or substantially all of its assets. Notwithstanding anything in this Plan to the contrary, in no event shall the reorganization of the Ottawa Savings Bank into the holding company form of organization constitute a “Change in Control” for purposes of this Plan; specifically by means of a full conversion of Ottawa Savings Bancorp, MHC, or any successor corporation, to the stock form of ownership under applicable regulations.

“Change in Control Price” means the highest price per share of Shares offered in conjunction with any transaction resulting in a Change in Control (as determined in good faith by the Committee if any part of the offered price is payable other than in cash) or, in the case of a Change in Control occurring solely by reason of a change in the composition of the Board of Directors, the highest Fair Market Value of the Shares on any of the thirty (30) trading days immediately preceding the date on which a Change in Control occurs.

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

“Committee” means the committee of the Board of Directors described in Article 4 of the Plan.

“Company” means Ottawa Savings Bancorp, Inc., or any successor corporation.

“Continuous Status as a Participant” means the absence of any interruption or termination of service as an employee, officer or director of the Company or any Affiliate, as applicable. Continuous service shall not be considered interrupted in the case of sick leave, military leave or any other absence approved by the Company or an Affiliate, in the case of transfers between payroll locations or between the Company, an Affiliate or a successor or performance of services in an advisory or consulting capacity, provided, however, that for purposes of an Incentive Stock Option, “Continuous Status as a Participant” means the absence of any interruption or termination of service as an employee of the Company or any Parent or Subsidiary, as applicable.

“Covered Employee” means a covered employee as defined in Section 162(m)(3) of the Code.

“Disability” means any illness or other physical or mental condition of a Participant that renders the Participant incapable of performing his customary and usual duties for the Company, or any medically determinable illness or other physical or mental condition resulting from a bodily injury, disease or mental disorder that, in the judgment of the Committee, is permanent and continuous in nature. The Committee may require such medical or other evidence as it deems necessary to judge the nature and permanency of the Participant’s condition. Notwithstanding the above, with respect to an Incentive Stock Option, Disability shall mean Permanent and Total Disability as defined in Section 22(e)(3) of the Code.

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“Effective Date” has the meaning assigned such term in Section 3.1 of the Plan.

“Eligible Participant” means an employee, officer or nonemployee director of the Company or any Affiliate.

“Exchange” means any national securities exchange or any market on which the Stock may from time to time be listed or traded.

“Fair Market Value” on any date, means (i) if the Stock is listed or traded on an Exchange, the closing sales price on such exchange or over such system on such date or, in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported, or (ii) if the Stock is not listed on a securities exchange, Fair Market Value shall mean a price determined by the Committee in good faith on the basis of objective criteria.

“Grant Date” means the date an Award is made by the Committee.

“Incentive Stock Option” means an Option that is intended to be an incentive stock option and meets the requirements of Section 422 of the Code or any successor provision thereto.

“Non-Employee Director” means a director of the Company or an Affiliate who is not a common law employee of the Company or an Affiliate.

“Nonstatutory Stock Option” means an Option that is not an Incentive Stock Option.

“Option” means a right granted to a Participant under Article 7 of the Plan to purchase Stock at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Nonstatutory Stock Option.

“Parent or Subsidiary” means a “parent” or “subsidiary” as such terms are defined in Sections 424(e) and (f) of the Code.

“Participant” means a person who, as an employee, officer or director of the Company or any Affiliate, has been granted an Award under the Plan; provided that in the case of the death of a Participant, the term “Participant” refers to a beneficiary designated pursuant to Article 9.4 of the Plan or the legal guardian or other legal representative acting in a fiduciary capacity on behalf of the Participant under applicable state law and court supervision.

“Plan” means the Ottawa Savings Bancorp, Inc. 2006 Equity Incentive Plan, as amended from time to time.

“Restricted Stock Award” means Stock granted to a Participant under Article 8 of the Plan that is subject to certain restrictions and to risk of forfeiture.

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“Shares” means shares of Stock. If there has been an adjustment or substitution pursuant to Article 10 of the Plan, the term “Shares” shall also include any shares of stock or other securities that are substituted for Shares or into which Shares are adjusted pursuant to Article 11 of the Plan.

“Stock” means the common stock of the Company, par value $0.01, and such other securities of the Company as may be substituted for Stock pursuant to Article 11 of the Plan.

“1933 Act” means the Securities Act of 1933, as amended from time to time.

“1934 Act” means the Securities Exchange Act of 1934, as amended from time to time.

III. EFFECTIVE TERM OF PLAN

3.1 EFFECTIVE DATE. The Plan shall be effective as of the date it is approved by the shareholders of the Company (the “Effective Date”).

3.2 TERMINATION OF PLAN. The Plan shall terminate on the tenth anniversary of the Effective Date. The termination of the Plan on such date shall not affect the validity of any Award outstanding on the date of termination.

IV. ADMINISTRATION

4.1 COMMITTEE. The Plan shall be administered by a committee appointed by the Board of Directors or, at the discretion of the Board from time to time, the Plan may be administered by the Board of Directors. It is intended that at least two of the directors appointed to serve on the Committee shall be “non-employee directors” (within the meaning of Rule 16b-3 promulgated under the 1934 Act) and “outside directors” (within the meaning of Code Section 162(m) and the regulations thereunder) and that any such members of the Committee who do not so qualify shall abstain from participating in any decision to make or administer Awards that are made to Eligible Participants who at the time of consideration for such Award (i) are persons subject to the short-swing profit rules of Section 16 of the 1934 Act, or (ii) are reasonably anticipated to become Covered Employees during the term of the Award. However, the mere fact that a Committee member shall fail to qualify under either of the foregoing requirements or shall fail to abstain from such action shall not invalidate any Award made by the Committee which Award is otherwise validly made under the Plan. The members of the Committee shall be appointed by, and may be changed at any time and from time to time in the discretion of the Board of Directors. The Board of Directors may reserve for itself any or all of the authority and responsibility of the Committee under the Plan or may act as administrator of the Plan for any and all purposes. To the extent the Board of Directors has reserved any authority and responsibility or during any time that the Board of Directors is acting as administrator of the Plan, it shall have all the powers of the Committee hereunder, and any reference herein to the Committee (other than in this Section 4.1) shall include the Board of Directors. To the extent any action of the Board of Directors under the Plan conflicts with actions taken by the Committee, the actions of the Board of Directors shall control.

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4.2 ACTION AND INTERPRETATIONS BY THE COMMITTEE. For purposes of administering the Plan, the Committee may from time to time adopt rules, regulations, guidelines and procedures for carrying out the provisions and purposes of the Plan and make such other determinations, not inconsistent with the Plan, as the Committee may deem appropriate. The Committee’s interpretation of the Plan, any Awards granted under the Plan, any Award Agreement and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Affiliate, the Company’s or an Affiliate’s independent certified public accountants, Company counsel or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

4.3 AUTHORITY OF COMMITTEE. Except as provided below, the Committee has the exclusive power, authority and discretion to:

Grant Awards;

Designate Participants;

Determine the type or types of Awards to be granted to each Participant;

Determine the number of Awards to be granted and the number of Shares to which an Award will relate;

Determine the terms and conditions of any Award granted under the Plan, including but not limited to, the exercise price, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, based in each case on such considerations as the Committee in its sole discretion determines;

Accelerate the vesting, exercisability or lapse of restrictions of any outstanding Award in accordance with Articles 9 and 10 of the Plan, based in each case on such considerations as the Committee in its sole discretion determines;

Prescribe the form of each Award Agreement, which need not be identical for each Participant;

Decide all other matters that must be determined in connection with an Award;

Establish, adopt or revise any rules, regulations, guidelines or procedures as it may deem necessary or advisable to administer the Plan;

Make all other decisions and determinations that may be required under the Plan or as the Committee deems necessary or advisable to administer the Plan; and

Amend the Plan or any Award Agreement as provided herein.

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Notwithstanding the above, the Board of Directors or the Committee may also delegate, to the extent permitted by applicable law, to one or more officers of the Company, the Committee’s authority under subsections (a) through (j) above, pursuant to a resolution that specifies the total number of Options or Restricted Stock Awards that may be granted under the delegation, provided that no officer may be delegated the power to designate himself or herself as a recipient of such Awards; and provided further that no delegation of its duties and responsibilities may be made to officers of the Company with respect to Awards to Eligible Participants who as of the Grant Date are persons subject to the short-swing profit rules of Section 16 of the 1934 Act, or who as of the Grant Date are reasonably anticipated to be become Covered Employees during the term of the Award. The acts of such delegates shall be treated hereunder as acts of the Committee and such delegates shall report to the Committee regarding the delegated duties and responsibilities.

4.4 AWARD AGREEMENTS. Each Award shall be evidenced by an Award Agreement. Each Award Agreement shall include such provisions, not inconsistent with the Plan, as may be specified by the Committee.

V. SHARES SUBJECT TO THE PLAN

5.1 NUMBER OF SHARES. Subject to adjustment as provided in Article 10 of the Plan, the aggregate number of Shares reserved and available for issuance pursuant to Awards granted under the Plan shall be 152,628.

5.2 SHARE COUNTING.

To the extent that an Award is canceled, terminates, expires, is forfeited or lapses for any reason, any unissued Shares subject to the Award will again be available for issuance pursuant to Awards granted under the Plan.

If the exercise price of an Option is satisfied by delivering Shares to the Company (by either actual delivery or attestation), only the number of Shares issued in excess of the delivery or attestation shall be considered for purposes of determining the number of Shares remaining available for issuance pursuant to Awards granted under the Plan.

To the extent that the full number of Shares subject to an Option is not issued upon exercise of the Option for any reason (other than Shares used to satisfy an applicable tax withholding obligation), only the number of Shares issued and delivered upon exercise of the Option shall be considered for purposes of determining the number of Shares remaining available for issuance pursuant to Awards granted under the Plan. Nothing in this subsection shall imply that any particular type of cashless exercise of an Option is permitted under the Plan, that decision being reserved to the Committee or other provisions of the Plan.

5.3 STOCK DISTRIBUTED. Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market.

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5.4 LIMITATION ON AWARDS. Notwithstanding any provision in the Plan to the contrary (but subject to adjustment as provided below and in Section 10.1) the maximum number of Shares that may be delivered pursuant to Options under the Plan is 109,020 and the maximum number of Shares that may be delivered pursuant to Awards of Restricted Stock under the Plan is 43,608. The maximum number of Shares to which Options may be granted during any one calendar year under the Plan to any one Participant shall be 27,255. The Company recognizes that recent changes in accounting for options has resulted in increased expense related to options. Notwithstanding the limitations in this Section 5.4 or any other provision in this Plan, if the Office of Thrift Supervision amends its regulations or grants the Company a waiver which permits the Company to adjust the relative number of Shares reserved for Options and Awards of Restricted Shares, the Board may adjust such number of Options and Awards of Restricted Shares as permitted by such OTS regulations or waivers, provided that in no event shall the total number of Options and Awards of Restricted Shares exceed the number set forth in Section 5.1.

VI ELIGIBILITY

Awards may be granted only to Eligible Participants, except that Incentive Stock Options may be granted only to Eligible Participants who are employees of the Company or a Parent or Subsidiary of the Company.

VII. STOCK OPTIONS

7.1 GENERAL. The Committee is authorized to grant Options to Participants on the following terms and conditions:

(a) Exercise Price. The exercise price of an Option shall not be less than the Fair Market Value as of the Grant Date.

(b) Time and Conditions of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part, subject to Section 7.1(d) of the Plan. The Committee shall also determine the conditions, if any, that must be satisfied before all or part of an Option may be exercised or vested. The Committee may waive any exercise or vesting provisions at any time in whole or in part based upon factors as the Committee may determine in its sole discretion so that the Option becomes exercisable or vested at an earlier date.

(c) Payment. The Committee shall determine the methods by which the exercise price of an Option may be paid, the form of payment, including, without limitation, cash, Shares, or other property (including “cashless exercise” arrangements), and the methods by which Shares shall be delivered or deemed to be delivered to Participants.

(d) Exercise Term. In no event may any Option be exercisable for more than ten years from the Grant Date.

7.2 INCENTIVE STOCK OPTIONS. The terms of any Incentive Stock Options granted under the Plan must comply with the following additional rules:

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(a) Lapse of Option. Subject to any earlier termination provision contained in the Award Agreement, an Incentive Stock Option shall lapse upon the earliest of the following circumstances; provided, however, that the Committee may, prior to the lapse of the Incentive Stock Option under the circumstances described in subsections (3), (4) or (5) below, provide in writing that the Option will extend until a later date, but if an Option is so extended and is exercised after the dates specified in subsections (3) and (4) below, it will automatically become a Nonstatutory Stock Option:

(1) The expiration date set forth in the Award Agreement.

(2) The tenth anniversary of the Grant Date.

(3) Three months after termination of the Participant’s Continuous Status as a Participant for any reason other than the Participant’s Disability or death.

(4) One year after the Participant’s Continuous Status as a Participant by reason of the Participant’s Disability.

(5) One year after the termination of the Participant’s death if the Participant dies while employed, or during the three-month year Option period described in paragraph (3) or during the one period described in paragraph (4) and before the otherwise lapses.

Unless the exercisability of the Incentive Stock Option is accelerated as provided in Articles 9 or 10 of the Plan, if a Participant exercises an Option after termination of employment, the Option may be exercised only with respect to the Shares that were otherwise vested on the Participant’s termination of employment.

Upon the Participant’s death, any exercisable Incentive Stock Options may be exercised by the Participant’s beneficiary, determined in accordance with Section 9.4 of the Plan.

(b) Individual Dollar Limitation. The aggregate Fair Market Value (determined as of the Grant Date) of all Shares with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed $100,000 (or any higher value as may be permitted under Section 422 of the Code).

(c) Ten Percent Owners. No Incentive Stock Option shall be granted to any individual who, at the Grant Date, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary unless the exercise price per share of such Option is at least 110% of the Fair Market Value per Share at the Grant Date and the Option expires no later than five years after the Grant Date.

(d) Expiration of Authority to Grant Incentive Stock Options. No Incentive Stock Option may be granted pursuant to the Plan after the day immediately prior to the tenth anniversary of the date the Plan was approved by shareholders, or the termination of the Plan, if earlier.

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(e) Right to Exercise. During a Participant’s lifetime, an Incentive Stock Option may be exercised only by the Participant or, in the case of the Participant’s Disability, by the Participant’s guardian or legal representative.

(f) Eligible Grantees. The Committee may not grant an Incentive Stock Option to a person who is not at the Grant Date an employee of the Company or of an Affiliate.

VIII. RESTRICTED STOCK

8.1 GRANT OF RESTRICTED STOCK. The Committee is authorized to make Awards of Restricted Stock to Participants in such amounts and subject to such terms and conditions as may be selected by the Committee. An Award of Restricted Stock shall be evidenced by an Award Agreement setting forth the terms, conditions, and restrictions applicable to the Award.

8.2 ISSUANCE AND RESTRICTIONS. Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, upon the satisfaction of performance goals or otherwise, as the Committee determines at the time of the grant of the Award or thereafter. Except as otherwise provided in an Award Agreement, the Participant shall have all of the rights of a shareholder with respect to the Restricted Stock.

8.3 FORFEITURE. Except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, upon termination of Continuous Status as a Participant during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited; provided, however, that the Committee may provide in any Award Agreement that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from death or disability or in connection with a Change in Control, and the Committee may in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

8.4 DELIVERY OF RESTRICTED STOCK. Unless otherwise held in a trust and registered in the name of the trustee, reasonably promptly after the Grant Date with respect to shares of Restricted Stock, the Company shall cause to be issued a stock certificate, registered in the name of the Participant to whom the Restricted Stock was granted, evidencing such shares. Each such stock certificate shall bear the following legend:

“The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture provisions and restrictions against transfer) contained in the Ottawa Savings Bancorp, Inc. 2006 Equity Incentive Plan and Award Agreement entered into between the registered owner of such shares and Ottawa Savings Bancorp, Inc. or its Affiliates. A copy of the Plan and Award Agreement is on file in the office of the Corporate Secretary of Ottawa Savings Bancorp, Inc.”

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Such legend shall not be removed until the Participant vests in such shares pursuant to the terms of the Plan and Award Agreement. Each certificate issued pursuant to this Section 8.4, in connection with a Restricted Stock Award, shall be held by the Company or its Affiliates, unless the Committee determines otherwise.

8.5 VOTING RIGHTS. Unless otherwise determined by the Committee at the time of grant, a Participant holding Restricted Stock shall be entitled to exercise full voting rights with respect to those Shares during the restriction period.

8.6 DIVIDENDS AND OTHER DISTRIBUTIONS. During the restriction period, a Participant holding Restricted Stock may, if the Committee so determines, be credited with dividends paid with respect to the underlying Shares. Such dividends shall be paid to the Participant at times determined by the Committee in its sole discretion. The Committee may apply any restrictions to the dividends that the Committee deems appropriate.

IX. GENERAL PROVISIONS APPLICABLE TO AWARDS

9.1 STAND-ALONE AND TANDEM AWARDS. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to or, in tandem with, any other Award granted under the Plan.

9.2 TERM OF AWARD. The term of each Award shall be for the period as determined by the Committee, provided that in no event shall the term of any Incentive Stock Option exceed a period of ten years from its Grant Date (or, if Section 7.2(c) applies, five years from its Grant Date).

9.3 LIMITS ON TRANSFER. No right or interest of a Participant in any unexercised or restricted Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or an Affiliate, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or an Affiliate. No unexercised or restricted Award shall be assignable or transferable by a Participant other than by will or the laws of descent and distribution or, except in the case of an Incentive Stock Option, pursuant to a domestic relations order that would satisfy Code Section 414(p)(1)(A) if that Code Section applied to an Award under the Plan; provided, however, that the Committee may (but need not) permit other transfers where the Committee concludes that such transferability (i) does not result in accelerated taxation, (ii) does not cause any Option intended to be an Incentive Stock Option to fail to be described in Code Section 422(b), and (iii) is otherwise appropriate and desirable, taking into account any factors deemed relevant, including without limitation, state or federal tax or securities laws applicable to transferable Awards.

9.4 BENEFICIARIES. Notwithstanding Section 9.3 of the Plan, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant’s death. A beneficiary, legal guardian, legal representative, or other person claiming any rights under the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and Award Agreement otherwise

13

provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If no beneficiary has been designated or survives the Participant, payment shall be made to the Participant’s estate. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Committee.

9.5 STOCK CERTIFICATES. All Stock issuable under the Plan is subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal or state securities laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded. The Committee may place legends on any Stock certificate or issue instructions to the transfer agent to reference restrictions applicable to the Stock.

9.6 ACCELERATION UPON DEATH OR DISABILITY. Except as otherwise provided in the Award Agreement, upon the Participant’s death or Disability during his or her Continuous Status as a Participant, all of such Participant’s outstanding Options and other Awards in the nature of rights that may be exercised shall become fully exercisable and all time-based vesting restrictions on the Participant’s outstanding Awards shall lapse. Any Awards shall thereafter continue or lapse in accordance with the other provisions of the Plan and the Award Agreement. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Section 7.2(c) of the Plan, the excess Options shall be deemed to be Nonstatutory Stock Options.

9.7 TERMINATION OF EMPLOYMENT. Whether military, government or other service or other leave of absence shall constitute a termination of employment shall be determined in each case by the Committee at its discretion, and any determination by the Committee shall be final and conclusive. A Participant’s Continuous Status as a Participant shall not be deemed to terminate in a circumstance in which a Participant transfers from the Company to an Affiliate, transfers from an Affiliate to the Company, or transfers from one Affiliate to another Affiliate. To the extent that this provision causes Incentive Stock Options to extend beyond three months from the date a Participant is deemed to be an employee of the Company, a Parent or Subsidiary for purposes of Sections 424(e) and 424(f) of the Code, the Options held by such Participant shall be deemed to be Nonstatutory Stock Options.

X. CHANGE IN CAPITAL STRUCTURE; CHANGE IN CONTROL

10.1 CHANGES IN CAPITAL STRUCTURE. In the event of a corporate event or transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the authorization limits under Article 5 shall be adjusted proportionately, and the Committee may adjust the Plan and Awards to preserve the benefits or potential benefits of the Awards. Action by the Committee may include: (i) adjustment of the number and kind of shares which may be delivered under the Plan; (ii) adjustment of the number and kind of shares subject to outstanding Awards; (iii) adjustment of the exercise price of outstanding Awards or the measure to be used to determine the amount of the benefit payable on an Award; and (iv) any other adjustments that the Committee determines to be equitable.

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Without limiting the foregoing, in the event of a subdivision of the outstanding stock (stock-split), a declaration of a dividend payable in Shares, or a combination or consolidation of the outstanding stock unto a lesser number of Shares, the authorization limits under Article 5 shall automatically be adjusted proportionately, and the Shares then subject to each Award shall automatically be adjusted proportionately without any change in the aggregate purchase price therefor.

10.2 ACCELERATED VESTING AND PAYMENT. Subject to the provisions of Section 10.3 of the Plan or as otherwise provided in the Award Agreement, in the event of a Change in Control, unless otherwise specifically prohibited under law or by the rules and regulations of an Exchange:

Any and all Options granted hereunder shall become immediately exercisable; additionally, if a Participant’s employment or service is involuntarily terminated or constructively terminated for any reason except cause within twelve (12) months of such Change in Control, the Participant shall have until the expiration of the term of the Option to exercise such Options;

Any time-based and other restrictions imposed on Restricted Stock shall lapse; and

The Committee shall have the ability to unilaterally determine that all outstanding Awards are cancelled upon a Change in Control, and the value of such Awards, as determined by the Committee in accordance with the terms of the Plan and the Award Agreement, be paid out in cash in an amount based on the Change in Control Price within a reasonable time subsequent to the Change in Control.

10.3 ALTERNATIVE AWARDS. Notwithstanding Section 10.2 of the Plan, no cash settlement or other payment shall occur with respect to any Award if the Committee reasonably determines in good faith prior to the occurrence of a Change in Control that such Award shall be honored or assumed, or new rights substituted therefor (such honored, assumed or substituted Award hereinafter called an “Alternative Award”) by any successor as described in Section 12.16 of the Plan; provided that any such Alternative Award must:

Be based on stock which is traded on an established U.S. securities market, or that the Committee reasonably believes will be so traded within sixty (60) days after the Change in Control;

Provide such Participant with rights and entitlements substantially equivalent to or better than the rights, terms and conditions applicable under such Award;

Have substantially equivalent economic value to such Award (determined at the time of the Change in Control); and

Have terms and conditions which provide that if the Participant’s employment is involuntarily terminated or constructively terminated, any conditions on a Participant’s rights under, or any restrictions on transfer or exercisability applicable to, each such Alternative Award shall be waived or shall lapse, as the case may be.

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XI. AMENDMENT, MODIFICATION AND TERMINATION

11.1 AMENDMENT, MODIFICATION AND TERMINATION. The Board or the Committee may, at any time and from time to time, amend, modify or terminate the Plan without shareholder approval; provided, however, that if an amendment to the Plan would, in the reasonable opinion of the Board of Directors or the Committee, either (i) materially increase the number of Shares available under the Plan, (ii) expand the types of awards under the Plan, (iii) materially expand the class of participants eligible to participate in the Plan, (iv) materially extend the term of the Plan, or (v) otherwise constitute a material change requiring shareholder approval under applicable laws, policies or regulations or the applicable listing or other requirements of an Exchange, then such amendment shall be subject to shareholder approval; and provided, further, that the Board of Directors or Committee may condition any other amendment or modification on the approval of shareholders of the Company for any reason, including by reason of such approval being necessary or deemed advisable to (i) permit Awards made hereunder to be exempt from liability under Section 16(b) of the 1934 Act, (ii) to comply with the listing or other requirements of an exchange, or (iii) to satisfy any other tax, securities or other applicable laws, policies or regulations.

11.2 AWARDS PREVIOUSLY GRANTED. At any time and from time to time, the Committee may amend, modify or terminate any outstanding Award without approval of the Participant; provided, however:

Subject to the terms of the applicable Award Agreement, such amendment, modification or termination shall not, without the Participant’s consent, reduce or diminish the value of such Award determined as if the Award had been exercised, vested, or otherwise settled on the date of such amendment or termination (with the per-share value of an Option for this purpose being calculated as the excess, if any, of the Fair Market Value as of the date of such amendment or termination over the exercise price of such Award);

The original term of an Option may not be extended without the prior approval of the shareholders of the Company;

Except as otherwise provided in Article 10 of the Plan, the exercise price of an Option may not be reduced, directly or indirectly, without the prior approval of the shareholders of the Company; and

No termination, amendment, or modification of the Plan shall adversely affect any Award previously granted under the Plan, without the written consent of the Participant affected thereby. An outstanding Award shall not be deemed to be “adversely affected” by a Plan amendment if such amendment would not reduce or diminish the value of such Award determined as if the Award had been exercised, vested, or otherwise settled on the date of such amendment (with the per-share value of an Option for this purpose being calculated as the excess, if any, of the Fair Market Value as of the date of such amendment over the exercise or base price of such Award).

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XII. GENERAL PROVISIONS

12.1 NO RIGHTS TO AWARDS; NON-UNIFORM DETERMINATIONS. No Participant or any Eligible Participant shall have any claim to be granted any Award under the Plan. Neither the Company, its Affiliates nor the Committee is obligated to treat Participants or Eligible Participants uniformly, and determinations made under the Plan may be made by the Committee selectively among Eligible Participants who receive, or are eligible to receive, Awards (whether or not such Eligible Participants are similarly situated).

12.2 NO SHAREHOLDER RIGHTS. Except as otherwise provided in this Plan or an Award Agreement, no Award gives a Participant any of the rights of a shareholder of the Company unless and until Shares are in fact issued to such person in connection with such Award.

12.3 WITHHOLDING. The Company or any Affiliate shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes (including the Participant’s FICA obligation) required by law to be withheld with respect to any exercise, lapse of restriction or other taxable event arising as a result of the Plan. If Shares are surrendered to the Company to satisfy withholding obligations in excess of the minimum withholding obligation, such Shares must have been held by the Participant as fully vested shares for such period of time, if any, as necessary to avoid variable accounting for the Option. With respect to withholding required upon any taxable event under the Plan, the Committee may, at the time the Award is granted or thereafter, require or permit that any such withholding requirement be satisfied, in whole or in part, by withholding from the Award Shares having a Fair Market Value on the date of withholding equal to the minimum amount (and not any greater amount) required to be withheld for tax purposes, all in accordance with such procedures as the Committee establishes.

12.4 NO RIGHT TO CONTINUED SERVICE. Nothing in the Plan, any Award Agreement or any other document or statement made with respect to the Plan, shall interfere with or limit in any way the right of the Company or any Affiliate to terminate any Participant’s employment or status as an employee, officer, director or consultant at any time, nor confer upon any Participant any right to continue as an employee, officer, director, or consultant of the Company or any Affiliate, whether for the duration of a Participant’s Award or otherwise.

12.5 UNFUNDED STATUS OF AWARDS. The Plan is intended to be an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company or any Affiliate. The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974 (“ERISA”).

12.6 RELATIONSHIP TO OTHER BENEFITS. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or benefit plan of the Company or any Affiliate unless provided otherwise in such other plan.

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12.7 EXPENSES. The expenses of administering the Plan shall be borne by the Company and its Affiliates.

12.8 TITLES AND HEADINGS. The titles and headings of the Sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

12.9 GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

12.10 FRACTIONAL SHARES. No fractional Shares shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional Shares or whether such fractional Shares shall be eliminated by rounding up or down.

12.11 GOVERNMENT AND OTHER REGULATIONS.

Notwithstanding any other provision of the Plan, no Participant who acquires Shares pursuant to the Plan may, during any period of time that such Participant is an affiliate of the Company (within the meaning of the rules and regulations of the Securities and Exchange Commission under the 1933 Act), sell such Shares, unless such offer and sale is made (i) pursuant to an effective registration statement under the 1933 Act, which is current and includes the Shares to be sold, or (ii) pursuant to an appropriate exemption from the registration requirement of the 1933 Act, such as that set forth in Rule 144 promulgated under the 1933 Act.

Notwithstanding any other provision of the Plan, if at any time the Committee shall determine that the registration, listing or qualification of the Shares covered by an Award upon any Exchange or under any federal, state or local law or practice, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Award or the purchase or receipt of Shares thereunder, no Shares may be purchased, delivered or received pursuant to such Award unless and until such registration, listing, qualification, consent or approval shall have been effected or obtained free of any condition not acceptable to the Committee. Any Participant receiving or purchasing Shares pursuant to an Award shall make such representations and agreements and furnish such information as the Committee may request to assure compliance with the foregoing or any other applicable legal requirements. The Company shall not be required to issue or deliver any certificate or certificates for Shares under the Plan prior to the Committee’s determination that all related requirements have been fulfilled. The Company shall in no event be obligated to register any securities pursuant to the 1933 Act or applicable state law or to take any other action in order to cause the issuance and delivery of such certificates to comply with any such law, regulation or requirement.

Notwithstanding any other provision contained in the Plan, this Plan will comply with the requirements of 12 C.F.R. Section 575.8 and 12 C.F.R. Section 563b.500, including: (i) No Options or Restricted Stock Awards granted to any Eligible Participant

18

who is a common law employee may exceed 25% of the total amount of Options or Restricted Stock Awards, as applicable, available under the Plan; (ii) No Options or Restricted Stock Awards granted to any individual Non-Employee Director may exceed 5% of the total amount of Options or Restricted Stock Awards, as applicable, available under the Plan; (iii) The aggregate amount of Options or Restricted Stock Awards granted to all Non-Employee Directors may not exceed 30% of the total amount of Options or Restricted Stock Awards, as applicable, under the Plan; and (iv) No single grant of Options or Restricted Stock Awards under the Plan may become exercisable or vest at a rate more quickly than 20% per year commencing one year from the Grant Date.

12.12 GOVERNING LAW. To the extent not governed by federal law, the Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of Illinois.

12.13 ADDITIONAL PROVISIONS. Each Award Agreement may contain such other terms and conditions as the Committee may determine; provided that such other terms and conditions are not inconsistent with the provisions of the Plan.

12.14 INDEMNIFICATION. To the extent allowable under applicable law, each member of the Committee shall be indemnified and held harmless by the Company from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit or proceeding to which such member may be a party or in which he may be involved by reason of any action or failure to act under the Plan and against and from any and all amounts paid by such member in satisfaction of judgment in such action, suit or proceeding against him provided he gives the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Charter or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

12.15 NO LIMITATIONS ON RIGHTS OF COMPANY. Subject to Section 12.16 of the Plan, the grant of any Award shall not in any way affect the right or power of the Company to make adjustments, reclassification or changes in its capital or business structure or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets. The Plan shall not restrict the authority of the Company, for proper corporate purposes, to draft or assume Awards, other than under the Plan, to or with respect to any person. If the Committee so directs, the Company may issue or transfer Shares to an Affiliate, for such lawful consideration as the Committee may specify, upon the condition or understanding that the Affiliate will transfer such Shares to a Participant in accordance with the terms of an Award granted to such Participant and specified by the Committee pursuant to the provisions of the Plan.

12.16 SUCCESSORS. Any obligations of the Company or an Affiliate under the Plan with respect to Awards granted hereunder, shall be binding on any successor to the Company or Affiliate, respectively, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company or Affiliate, as applicable.

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REVOCABLE PROXY

OTTAWA SAVINGS BANCORP, INC.

ANNUAL MEETING OF STOCKHOLDERS

May 4, 2006

2:00 p.m., Local Time

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints the official proxy committee of Ottawa Savings Bancorp, Inc. (the “Company”), consisting of Gary Ocepek and Keith Johnson, or each of them, with full power of substitution, to act as proxy for the undersigned, and to vote all shares of common stock of the Company which the undersigned is entitled to vote only at the annual meeting of stockholders, to be held on May 4, 2006 at 2:00 p.m., local time at the offices of the Company, 925 LaSalle Street, Ottawa, Illinois and at any and all adjournments or postponements, with all of the powers the undersigned would possess if personally present at such meeting as follows:

1. The election as directors of all nominees listed (unless the “For All Except” box is marked and the instructions below are complied with).

Arthur C. Mueller and Daniel J. Reynolds

FOR	WITHHOLD	FOR ALL EXCEPT
[ ]	[ ]	[ ]

INSTRUCTION: To withhold your vote for any individual nominee, mark “FOR ALL EXCEPT” and write that nominee’s name on the line provided below.

2. The approval of the Ottawa Savings Bancorp, Inc. 2006 Equity Incentive Plan.

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

3. The ratification of the appointment of McGladrey & Pullen, LLP as independent auditors of Ottawa Savings Bancorp, Inc. for the fiscal year ending December 31, 2006.

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE LISTED PROPOSALS.

This proxy is revocable and, if properly signed and dated, will be voted as directed, but if no instructions are specified, this proxy will be voted “FOR” each of the proposals listed. If any other business is presented at the annual meeting, including whether or not to adjourn the meeting, this proxy will be voted by the proxies in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the annual meeting. This proxy also confers discretionary authority on the Board of Directors to vote with respect to the election of any person as director where the nominees are unable to serve or for good cause will not serve and matters incident to the conduct of the meeting.

Dated:

SIGNATURE OF STOCKHOLDER

SIGNATURE OF CO-HOLDER (IF ANY)

The above signed acknowledges receipt from the Company, prior to the execution of this proxy, of a Notice of Annual Meeting of Stockholders, a Proxy Statement for the Annual Meeting and the Annual Report to Stockholders.

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.

PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

2

Dear ESOP Participant:

On behalf of the Board of Directors of Ottawa Savings Bancorp, Inc. (the “Company”), I am forwarding you the attached blue vote authorization form for the purpose of conveying your voting instructions to First Bankers Trust Services, Inc. (the “Trustee”) on the proposals to be presented at the Annual Meeting of Stockholders of Ottawa Savings Bancorp, Inc. to be held on May 4, 2006.

Also enclosed is a Notice and Proxy Statement for the Annual Meeting of Stockholders of Ottawa Savings Bancorp, Inc. and a copy of the Company’s Annual Report to Stockholders.

As a participant in the Ottawa Savings Bank Employee Stock Ownership Plan (the “ESOP”), you are entitled to vote all shares of Company common stock allocated to your account as of March 10, 2006, the record date for the Annual Meeting. All allocated shares of Company common stock will be voted as directed by participants, so long as participant instructions are received by the Trustee on or before April 27, 2006. If you do not direct the Trustee how to vote the shares of Company common stock allocated to your ESOP account, the Trustee will vote your shares in a manner calculated to most accurately reflect the instructions it receives from other participants, subject to its fiduciary duties.

Please complete, sign and return the enclosed blue vote authorization form in the enclosed, postage-paid envelope. Your vote will not be revealed, directly or indirectly, to any employee or director of the Ottawa Savings Bank or Ottawa Savings Bancorp, Inc.

Sincerely,

/s/ Gary Ocepek
Gary Ocepek
President and Chief Executive Officer

VOTE AUTHORIZATION FORM

I understand that First Bankers Trust Services, Inc. (the “ESOP Trustee”), is the holder of record and custodian of all shares of Ottawa Savings Bancorp, Inc. (the “Company”) common stock under the Ottawa Savings Bank Employee Stock Ownership Plan. I understand that my voting instructions are solicited on behalf of the Company’s Board of Directors for the Annual Meeting of Stockholders to be held on May 4, 2006.

You are to vote my shares as follows:

1. The election as directors of all nominees listed (except as marked to the contrary below).

Arthur C. Mueller and Daniel J. Reynolds

FOR	WITHHELD	VOTE FOR ALL EXCEPT
[ ]	[ ]	[ ]

INSTRUCTION: To withhold authority to vote for any individual nominee, mark the “For All Except” and write that nominee’s name on the line provided below.

2. The approval of the Ottawa Savings Bancorp, Inc. 2006 Equity Incentive Plan.

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

3. The ratification of the appointment of McGladrey & Pullen, LLP as independent auditors of Ottawa Savings Bancorp, Inc. for the year ending December 31, 2006.

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE LISTED PROPOSALS.

The ESOP Trustee is hereby authorized to vote all shares of Company common stock allocated to me in its trust capacity as indicated above.

Date                                      Signature

Please date, sign and return this form in the enclosed postage-paid envelope no later than April 27, 2006.

2

Dear 401(k) Plan Participant:

On behalf of the Board of Directors of Ottawa Savings Bancorp, Inc. (the “Company”), I am forwarding you the attached green vote authorization form for the purpose of conveying your voting instructions to Pentegra Retirement Services (the “Trustee”) on the proposals to be presented at the Annual Meeting of Stockholders of Ottawa Savings Bancorp, Inc. to be held on May 4, 2006.

Also enclosed is a Notice and Proxy Statement for the Annual Meeting of Stockholders of Ottawa Savings Bancorp, Inc. and a copy of the Company’s Annual Report to Stockholders.

As a holder of Ottawa Savings Bancorp, Inc. common stock under the Ottawa Savings Bank Employees’ Savings & Profit Sharing Plan and Trust (“401(k) Plan”), you are entitled to direct the Trustee how to vote the shares of common stock credited to your account as of March 10, 2006, the record date for the Annual Meeting. If the Trustee does not receive your instructions by April 27, 2006, the Trustee will vote your shares in a manner calculated to most accurately reflect the instructions received from other 401(k) Plan participants.

Please complete, sign and return the enclosed green vote authorization form in the enclosed, postage-paid envelope. Your vote will not be revealed, directly or indirectly, to any employee or director of the Ottawa Savings Bank or Ottawa Savings Bancorp, Inc.

Sincerely,

/s/ Gary Ocepek
Gary Ocepek
President and Chief Executive Officer

VOTE AUTHORIZATION FORM

I understand that Pentegra Retirement Services (the “Trustee”) is the holder of record and custodian of all shares of Ottawa Savings Bancorp, Inc. (the “Company”) common stock credited to me under the Ottawa Savings Bank Employees’ Savings & Profit Sharing Plan and Trust. I understand that my voting instructions are solicited on behalf of the Company’s Board of Directors for the Annual Meeting of Stockholders to be held on May 4, 2006.

You are to vote my shares as follows:

1. The election as directors of all nominees listed (except as marked to the contrary below).

Arthur C. Mueller and Daniel J. Reynolds

FOR	WITHHELD	VOTE FOR ALL EXCEPT
[ ]	[ ]	[ ]

INSTRUCTION: To withhold authority to vote for any individual nominee, mark the “For All Except” and write that nominee’s name on the line provided below.

2. The approval of the Ottawa Savings Bancorp, Inc. 2006 Equity Incentive Plan.

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

3. The ratification of the appointment of McGladrey & Pullen, LLP as independent auditors of Ottawa Savings Bancorp, Inc. for the year ending December 31, 2006.

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE LISTED PROPOSALS.

The Trustee is hereby authorized to vote all shares of Company common stock credited to me in its trust capacity as indicated above.

Date                                      Signature

Please date, sign and return this form in the enclosed postage-paid envelope no later than April 27, 2006.